        As Filed with the Securities and Exchange Commission on February 26,1999

                                          Registration Nos. 33-1312 and 811-4453
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     -------------------------------------

                                   Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                     Pre-Effective Amendment No. ___     [_]

                     Post-Effective Amendment No.  20    [X]
                                                  ---

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                              Amendment No. 22                    [X]

                               HSBC FUNDS TRUST
              (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio 43219
          (Address of Principal Executive Offices)        (Zip Code)

      Registrant's Telephone Number, including Area Code:  (800) 634-2536

                          Steven R. Howard, Secretary
                   Paul, Weiss, Rifkind, Wharton & Garrison,
                    1285 Avenue of the Americas, 23rd Floor
                           New York, New York  10019
                    (Name and Address of Agent for Service)

                          ---------------------------


It is proposed that this filing will become effective (check appropriate box):

            __   immediately upon filing pursuant to paragraph (b)
                   ___  on (date) pursuant to paragraph (b)
                   75 days after filing pursuant to paragraph (a)

             [X] on April 30, 1999 pursuant to paragraph (a) of Rule 485


                          --------------------------


================================================================================

                               Total Pages:  ___
                              Exhibit Index:  ___

                               HSBC FUNDS TRUST
                               ----------------
                             CASH MANAGEMENT FUND
                         GOVERNMENT MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                      NEW YORK TAX-FREE MONEY MARKET FUND

                      Registration Statement on Form N-1A

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 495(a)
                       under the Securities Act of 1933

N-1A Item No.                                                         Location
-------------                                                         --------
Part A                                                                Prospectus Caption
------                                                                ------------------

Item 1.       Cover Page........................................      Cover Page

Item 2.       Risk/Return Summary; Investments,
              Risks and Performance.............................      Risk/Return Summary and Fund Expenses

Item 3.       Risk/Return Summary
              Fee Table.........................................      Risk/Return Summary and Fund Expenses

Item 4.       Investment Objectives, Principal
              Investment Strategies and Related
              Risks.............................................      Investment Objectives, Strategies and Risks

Item 5.       Management's Discussion of Fund
              Performance.......................................      Risk/Return Summary and Fund Expenses

Item 6.       Management Organization, and
              Capital Structure.................................      Fund Management

Item 7.       Shareholder Information...........................      Shareholder Information

Item 8.       Distribution Arrangements.........................      Shareholder Information

Item 9.       Financial Highlights Information..................      Financial Highlights

Part B                                                                Statement of
------                                                                Additional
                                                                      Information
                                                                      -----------
                                                                      Caption
                                                                      -------

Item 10.      Cover Page........................................      Cover Page

Item 11.      Table of Contents.................................      Table of Contents

Item 12.      Fund History......................................      Not Applicable

Item 13.      Description of the Fund and its
              Investment Risks..................................      Investment Policies; Investment Restrictions

Item 14.      Management of the Fund............................      Management

Item 15.      Control Persons and
                 Principal Holders of
                 Securities.....................................      Management; Shares of Beneficial Interest

Item 16.      Investment Advisory and
                 Other Services.................................      Management; Custodian, Transfer Agent and Dividend
                                                                          Disbursing Agent; Independent Auditors

Item 17.      Brokerage Allocation..............................      Portfolio Transactions

Item 18.      Capital Stock and Other
                 Securities.....................................      Shares of Beneficial Interest

Item 19.      Purchase, Redemption and
                 Pricing of Securities
                 Being Offered..................................      Purchasing and Adding to Your Shares (Part A); Redemptions;
                                                                          Selling Your Shares (Part A); Determination of Net Asset
                                                                          Value; Exchange Privilege

Item 20.      Tax Status.......................................       Federal Income Taxes (Parts A and B); Special Tax
                                                                          Considerations for New York Tax-Free Money
                                                                          Market Fund

Item 21.      Underwriters......................................      Management

Item 22.      Calculation of Performance
                 Data............................................     Calculation of Yields and Performance Information

Item 23.      Financial Statements..............................      Financial Statements

Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                               HSBC FUNDS TRUST


                                     PROSPECTUS





                         CASH MANAGEMENT FUND

                         GOVERNMENT MONEY MARKET FUND

                         U.S. TREASURY MONEY MARKET FUND

                         NEW YORK TAX-FREE MONEY MARKET FUND



                         MANAGED BY HSBC ASSET MANAGEMENT AMERICAS, INC.



------------------------------------
QUESTION?
CALL 1-800-634-2536
OR YOUR INVESTMENT REPRESENTATIVE.
------------------------------------


                                        The Securities and Exchange Commission
                                        has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                        An investment in the Funds is not a
                                        deposit in a bank and is not insured or
                                        guaranteed by the Federal Deposit
                                        Insurance Corporation or any other
                                        government agency.

                               TABLE OF CONTENTS

Carefully review this             RISK/RETURN SUMMARY AND FUND EXPENSES
important section, which
summarizes each Fund's                  3  Objectives, Principal Investment Strategies
investments, risks, past                   AND PRINCIPAL RISKS
performance, and fees.                  5  Performance Information
                                       10  Fees and Expenses

===============================================================================================

Review this section for           INVESTMENT OBJECTIVES, POLICIES AND RISKS
information on investment              11  Cash Management Fund
strategies and their risks.            12  Government Money Market Fund
                                       13  U.S. Treasury Money Market Fund
                                       13  New York Tax-Free Money Market Fund
                                       14  Risk Considerations

===============================================================================================

Review this section for           FUND MANAGEMENT
details on the people and              16  The Investment Adviser
organizations who oversee              17  The Distributor and Administrator
the Funds.

===============================================================================================

Review this section for           SHAREHOLDER INFORMATION
details on how shares are              18  Pricing of Fund Shares
valued, how to purchase,               19  Purchasing and Adding to Your Shares
sell and exchange shares,              23  Selling Your Shares
related charges and                    25  General Policies on Selling Shares
payments of dividends                  26  Exchanging Your Shares
and distributions.                     27  Dividends, Distributions and Taxes
                                       28  Service Organizations

===============================================================================================
                            FINANCIAL HIGHLIGHTS

                                       30
===============================================================================================
                            BACK COVER

                                       31  Where to learn more about this Fund

RISK/RETURN SUMMARY AND FUND EXPENSES

The following is a summary of certain key information about the Funds. You will find additional information about the Funds, including a detailed description of the risks of an investment in the Funds, after this summary.

OBJECTIVE: New York Tax-Free Money Market Fund seeks to provide as high a level
----------
of current income that is exempt from Federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. The investment objective of the other Funds is to provide as high a level of current income as is consistent with preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGY:  The Funds are "money market funds" that seek to
------------------------------
maintain a stable net asset value of $1.00 per share. Each Fund pursues its objective by investing in short-term, high-quality money market instruments:

  . Cash Management Fund invests in high quality obligations of banks, the U.S. Government and corporations. The Fund may concentrate its investments in bank obligations.

  . Government Money Market Fund invests exclusively in obligations of the U.S. Government and its agencies and related repurchase agreements.

  . U.S. Treasury Money Market Fund invests exclusively in obligations of the U.S. Government and related repurchase agreements.

  . New York Tax-Free Money Market invests in High quality municipal securities that are exempt from Federal, New York State and New York City income taxes.

PRINCIPAL RISKS:  The principal risks of investing in the Funds are:
----------------

  . Interest Rate Risk Risk that changes in interest rates will affect the value of a Fund's investments in income-producing or fixed-income or debt securities. Increases in interest rates may cause the value of a Fund's investments to decline.

  . Credit Risk Risk that the issuer or guarantor of a security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Funds' investments will have their credit ratings downgraded.

  . Municipal Market Risk (New York Tax-Free Money Market Fund) Risk that special factors may adversely affect the value of municipal securities and have a significant effect on the value of the Fund's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Other important things for you to note:

    . Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST?       Consider investing in the Funds if you:
                              [_] ARE SEEKING PRESERVATION OF CAPITAL
                              [_] HAVE A LOW RISK TOLERANCE
                              [_] ARE INVESTING SHORT-TERM RESERVES
                              [_] IN THE CASE NEW YORK TAX FREE MONEY MARKET,
                                  ARE AN INDIVIDUAL SEEKING TAX FREE INCOME

                              These Funds will not be appropriate if you are:
                              [_] SEEKING HIGH TOTAL RETURNS
                              [_] PURSUING A LONG-TERM GOAL OR INVESTING FOR
                                  RETIREMENT
                              [_] IN THE CASE OF NEW YORK TAX FREE MONEY MARKET
                                  ONLY ARE INVESTING THROUGH A TAX ADVANTAGED
                                  RETIREMENT PLAN

RISK/RETURN SUMMARY

PERFORMANCE INFORMATION

For each Fund, the Risk/Return Summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk in each Fund by showing:


                             CASH MANAGEMENT FUND
                                   BAR CHART
                    YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

                           [BAR CHART APPEARS HERE]

Past performance does not indicate how the Fund will perform in the future.

    ----------------------------------------------------------------------
                   Best  quarter:      Q 3 1984       +  2.79%
                   Worst quarter:      Q 3 1983       +   .71%
    ----------------------------------------------------------------------

 .    changes in the Fund's performance from year to year for the past ten years in the bar chart; and

 .    the Fund's average annual returns for one, five and ten year periods.

If fee waivers or expense reimbursements had not been reflected in both the chart and the table, the Fund's performance would have been lower.

Both the chart and table assume reinvestment of dividends.

You may obtain current yield information for any Fund by calling 1-800-634-2563. Each Fund's yield appears in the Wall Street Journal each Thursday.

                               PERFORMANCE TABLE

    AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                           Inception Date    Past Year   Past 5 Years   Past 10 Years
                          ------------------------------------------------------------
CASH MANAGEMENT FUND           6/30/82          5.15%          4.94%         5.45%
                          ------------------------------------------------------------

LIPPER MONEY MARKET FUND          N/A           4.86%          4.78%         5.22%
                          ------------------------------------------------------------

As of December 31, 1998 the 7-day yield was 4.87%. Without expense limitations, the Fund's yield would have been 4.45% for this time period.

                         GOVERNMENT MONEY MARKET FUND
                                   BAR CHART
                    YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

                           [BAR CHART APPEARS HERE]

  Past performance does not indicate how the Fund will perform in the future.

  ---------------------------------------------------------------------------
                     Best  quarter:        Q 3   1984  +2.67%
                     Worst quarter:        Q 1   1994  +0.69%
  ---------------------------------------------------------------------------

                               PERFORMANCE TABLE

     AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                         Inception Date  Past Year  Past 5 Years   Past 10 Years
                         -------------------------------------------------------
GOVERNMENT MONEY MARKET
FUND                        6/30/82        5.01%        4.81%          5.34%
                           -----------------------------------------------------

LIPPER GOVERNMENT MONEY
MARKET FUND                   N/A          4.89%        4.72%          5.10%
                           -----------------------------------------------------

As of December 31, 1998 the 7-day yield was 4.45% Without expense limitations, the Fund's yield would have been 4.00% for this time period.

                        U.S. TREASURY MONEY MARKET FUND
                                   BAR CHART
                    YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

                           [BAR CHART APPEARS HERE]

  Past performance does not indicate how the Fund will perform in the future.

  ---------------------------------------------------------------------------
                 Best  quarter:    Q 3   1984  +2.61%
                 Worst quarter:    Q 2   1993  +0.64%
  ---------------------------------------------------------------------------

                               PERFORMANCE TABLE

    AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                      Inception Date   Past Year  Past 5 Years  Past 10 Years
                     ----------------------------------------------------------
U.S. TREASURY MONEY
MARKET FUND               5/31/83         4.86%        4.63%        5.14%
                     ----------------------------------------------------------

LIPPER TREASURY
MONEY MARKET FUND          N/A            4.69%        4.62%        5.07%
                     ----------------------------------------------------------

As of December 31, 1998 the 7-day yield was 4.24% Without expense limitations, the Fund's yield would have been 3.90% for this time period.

                      NEW YORK TAX-FREE MONEY MARKET FUND
                                   BAR CHART
                    YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

                           [BAR CHART APPEARS HERE]

  Past performance does not indicate how the Fund will perform in the future.

  ---------------------------------------------------------------------------
                     Best  quarter:    Q 2   1989  +1.43%
                     Worst quarter:    Q 1   1994  +0.42%
   ---------------------------------------------------------------------------

                               PERFORMANCE TABLE

    AVERAGE ANNUAL TOTAL RETURNS (for the periods ending December 31, 1998)

                     Inception Date   Past Year  Past 5 Years  Past 10 Years
                     -------------------------------------------------------
NEW YORK TAX-FREE
MONEY MARKET FUND        1/31/86        2.83%       2.86%         3.31%
                     -------------------------------------------------------
LIPPER NEW YORK
TAX-EXEMPT MONEY
MARKET FUND               N/A            2.86%       2.87%         3.30%
                     -------------------------------------------------------

As of December 31, 1998 the 7-day yield was 3.00% Without expense limitations, the Fund's yield would have been 2.78% for this time period.

FEES AND EXPENSES
-----------------

As an investor in the Funds, you will pay the following fees and expenses when you buy and hold shares. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the Fund's yield.


                                                                   U.S.         NEW YORK
                                                    GOVERNMENT   TREASURY       TAX-FREE
                                           CASH       MONEY       MONEY         MONEY
                                        MANAGEMENT    MARKET      MARKET        MARKET
                                        ----------    ------      ------        ------
     Shareholder Fees
     (fees paid directly from             None         None        None          None
     your investment)
    -----------------------------------------------------------------------------------------------
     Annual Fund Operating
     Expenses
     (expenses that are
     deducted from Fund
     assets)
    -----------------------------------------------------------------------------------------------
     Management fees                      .35%         .35%        .35%          .35%
    -----------------------------------------------------------------------------------------------
     Distribution and
     Service (12b-1) fees                 .20%         .20%        .20%          .20%
    ------------------------------------------------------------------------------------------------
     Administration Services
     fee                                  .15%         .15%        .15%          .15%
    -----------------------------------------------------------------------------------------------
     Co-Administrative fee                .03%         .03%        .03%          .03%
    -----------------------------------------------------------------------------------------------
     Shareholder Servicer
     Assistance fee                       .04%         .04%        .04%          .04%
    -----------------------------------------------------------------------------------------------
     Other expenses                       .18%         .15%        .32%          .17%
    -----------------------------------------------------------------------------------------------
     Total Annual Fund
     operating expenses                   .95%         .92%       1.09%          .94%
    -----------------------------------------------------------------------------------------------
     Fee waivers & expense
     reimbursements/1/                    .30%         .27%        .44%          .29%
    -----------------------------------------------------------------------------------------------
     Net Expenses                         .65%         .65%        .65%          .65%
    -----------------------------------------------------------------------------------------------

________________________
/1/ The Adviser has agreed, until further notice, to voluntarily waive its investment advisory fees, co-administrative fee and shareholder services assistance fee and reimburse expenses to the extent necessary to maintain total annual Fund operating expenses at .65%.

EXPENSE EXAMPLE

Use the example below to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
   . $10,000 investment
   . 5% annual return
   . redemption at the end of each period
   . no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                                 1            3           5          10
                                                Year        Years       Years       Years
CASH MANAGEMENT FUND                             $66        $208        $362        $810
---------------------

------------------------------------------------------------------------------------------

GOVERNMENT MONEY MARKET FUND                     $66        $208        $362        $810
----------------------------

------------------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET FUND                  $66        $208        $362        $810
-------------------------------

------------------------------------------------------------------------------------------

NEW YORK TAX-FREE MONEY MARKET                   $66        $208        $362        $810
-----------------------------

------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

This section of the prospectus provides a more complete description of the principal investment objectives, policies, and principal risks of the Funds. Additional descriptions of the Funds' risks, strategies, and investments, as well as other strategies and investments not described below, may be found in the Funds' Statement of Additional Information or SAI. Of course, there can be no assurance that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES
---------------------------------------------

INVESTMENT OBJECTIVES

The investment objective of each Fund is to provide as high a level of current income as is consistent with preservation of capital and liquidity. New York Tax-Free Money Market Fund seeks to provide as high a level of current income that is exempt from Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity.

INVESTMENT POLICIES AND STRATEGY

As a money market fund, each Fund must meet the requirements of SEC Rule 2a-7. This Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under Rule 2a-7, each Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

Each of the Funds will attempt to increase their yields by trading to take advantage of short-term market variations. The Funds' Adviser evaluates investments based on credit analysis and the interest rate outlook.


                             CASH MANAGEMENT FUND

The Cash Management Fund invests in a broad range of short-term money market instruments including:

   . obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   .  variable rate demand and master demand notes;

   .  certain repurchase agreements;

   . negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations issued or supported by U.S. (including foreign banks) banks that have more than $1 billion in total assets at the time of investment;

   . U.S. Dollar-denominated obligations of foreign banks (including U.S. branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets, (ii) have branches or agencies in the United States, and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of U.S. banks which may be purchased by the Fund and present minimal credit risk;

   . domestic and foreign commercial paper rated in the highest category by one or more nationally recognized statistical rating organizations or rating agencies, or if unrated, determined to be of comparable quality by the Adviser; and

   .  investment grade corporate debt securities.

The Fund may invest more than 25% of the current value of its total assets in domestic bank obligations (including bank obligations subject to repurchase agreements).


                         GOVERNMENT MONEY MARKET FUND

The Government Money Market Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect to these types of obligations.

The Fund will invest in:

      .   issues of the U.S. Treasury, such as bills, notes and bonds.

      . issues of U.S. Government agencies and instrumentalities established under the authority of an Act of Congress, including obligations:

               * supported by the "full faith and credit" of the United States (e.g., obligations guaranteed by the Export-Import Bank of the United States).

               * supported by the right of the issuer to borrow from the U.S. Treasury (e.g., obligations of the Federal National Mortgage Association).

               * supported only by the credit of the issuing agency or instrumentality (e.g., obligations of the Student Loan Marketing Association).

                        U.S. TREASURY MONEY MARKET FUND

The U.S. Treasury Money Market Fund invests exclusively in direct obligations of the U.S. Treasury and certain repurchase agreements. The Fund will not invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government and will not enter into loans of its portfolio securities.


                      NEW YORK TAX-FREE MONEY MARKET FUND

The New York Tax-Free Money Market Fund invests primarily in a broad range of high-quality municipal obligations that are exempt from regular Federal, New York State, and New York City municipal income taxes. The Fund will maintain at least 80% of its net assets in high-quality, tax-exempt municipal obligations.

Municipal obligations purchased by the Fund are debt obligations issued by or on behalf of states, cities, municipalities, and other public authorities.

The Fund may invest in:

   . upper medium or higher grade municipal bonds which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other nationally recognized statistical rating organizations that have rated such bonds, or which if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality, and high quality notes and commercial paper.

   . debt obligations that have a floating or variable rate of interest, which varies with changes in specified market rates or indices;

   . when-issued securities with delivery and payment normally taking place 15 to 45 days after the date of the commitment to purchase; and

   .  securities with put rights.

The Fund will invest primarily in New York municipal obligations and participation certificates in these obligations purchased from banks, insurance companies and other financial institutions. The Fund will invest at least 80% of its net assets in New York municipal obligations.

The Fund may invest 25% or more of its assets in municipal obligations that are related in ways such that an economic, business or political development or change affecting one obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

The New York Tax-Free Fund is permitted to invest more than 5% (but not more than 25%) of its total assets in the securities of any one issuer, which otherwise satisfies that Fund's other investment restrictions. To the extent that the New York Tax-Free Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to that Fund.

The Fund may invest up to 20% of the current value of its total assets in money market instruments subject to the Federal alternative minimum tax. For temporary defensive purposes, the Fund may invest up to 100% of its assets in taxable money market instruments or cash reserves. While investing for temporary defensive purposes, the Fund may not achieve its investment objectives.

                              RISK CONSIDERATIONS

                 GENERAL RISK FACTORS:  ALL MONEY MARKET FUNDS

The Funds' primary risks are interest rate risk and credit risk. Because the Funds invest in short-term securities, a decline in interest rates will affect the Funds' yields as these securities mature or are sold and the Funds purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Funds invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Funds invest in highly-rated securities to minimize credit risk. Under Rule 2a-7, 95% of a money market fund's holdings, must be rated in the highest credit category (e.g., A-1 or A-1+) and the remaining 5% must be rated no lower than the second highest credit category.

                                   YEAR 2000

Like other funds and business organizations around the world, the Funds could be adversely affected if the computer systems used by the Adviser and the Funds other service providers do not properly process and calculate date-related information for the year 2000 and beyond. In addition, Year 2000 issues may adversely affect issuers in which the Funds invest where, for example, such issuers incur substantial costs to address Year 2000 issues or suffer losses caused by the failure to adequately or timely do so.

The Funds have been assured that the Adviser and the Funds' other service providers (i.e., Administrator, Transfer Agent, Fund Accounting Agent, Custodian and Distributor) have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the Funds operations associated with Year 2000 issues. Internal efforts include a commitment to dedicate adequate staff and funding to identify and remedy Year 2000 issues, and specific actions such as inventorying software systems, determining inventory items that may not function properly after December 31, 1999, reprogramming or replacing such systems, and retesting for Year 2000 readiness. The Funds' Adviser and service providers are likewise seeking assurances from their respective vendors and suppliers that such entities are addressing any Year 2000 issues, and each provider intends to engage, where appropriate, in private and industry or "streetwide" interface testing of systems for Year 2000 readiness.

In the event that any systems upon which the Funds are dependent are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur.

While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the Adviser or the Funds' service providers cannot be accurately assessed at this time, the Funds currently have no reason to believe that the Year 2000 plans of the Adviser and the Funds' service providers will not be completed by December 31, 1999, or that the anticipated costs associated with full implementation of their plans will have a material adverse impact on either their business operations or financial condition of those of the Funds. The Funds and the Adviser will continue to closely monitor developments relating to this issue, including development by the Adviser and the Funds service providers of contingency plans for providing back-up computer services in the event of a systems failure or the inability of any provider to achieve Year 2000 readiness. Separately, the Adviser will monitor potential investment risk related to Year 2000 issues.

                 SPECIFIC RISK FACTORS:  CASH MANAGEMENT FUND

The Cash Management Fund's investments in U.S. Dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or commandeering taxation, political changes or diplomatic developments that could adversely affect a Fund's investments.

To the extent that the Fund concentrates in the domestic banking industry, it may be impacted by economic and other factors affecting that industry unlike other mutual funds which do not concentrate in bank obligations.

          SPECIFIC RISK FACTORS: NEW YORK TAX-FREE MONEY MARKET FUND

The New York Tax-Free Money Market Fund faces municipal market risk. Because the Fund will concentrate its investments in New York and may invest up to 25% of its assets in the securities of a single issuer or sector, investment in this Fund may pose investment risks greater than those posed by a more broadly diversified portfolio. Consequently, unlike a more diversified portfolio, the Fund's assets could lose significant value due to the poor performance of a single issuer or sector.

The Fund may also be subject to credit risks. Historically, New York State and other issuers of New York Municipal Obligations have experienced periods of financial difficulties. Factors affecting New York State and its municipalities, including economic, political, or regulatory occurrences, may have a significant effect on the Fund's net asset value.

The New York Tax-Free Money Market Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

FUND MANAGEMENT

THE Investment Adviser

HSBC Asset Management Americas Inc. (the "Adviser" or "HSBC) is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank. As of December 31, 1998, HSBC managed more than $4.3 billion in assets. Through its fund management team, HSBC makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

     For these advisory services, the Funds paid as follows:

                                                   PERCENTAGE OF AVERAGE NET
                                                     ASSETS AS OF 12/31/98*
------------------------------------------------------------------------------
 Cash Management Fund                                         .25%
------------------------------------------------------------------------------
 Government Money Market Fund                                 .28%
------------------------------------------------------------------------------
 U.S. Treasury Money Market Fund                              .18%
------------------------------------------------------------------------------
 New York Tax-Free Money Market Fund                          .29%
------------------------------------------------------------------------------

* If the adviser had not waived fees, they would have been: Cash Management Fund .35%, Government Money Market Fund .35%, U.S. Treasury Money Market Fund .35%, and New York Tax-Free Money Market .35%.

SHAREHOLDER SERVICER ASSISTANT

The Adviser also acts as shareholder servicer assistant of the Funds in performing certain administrative support services for which it may receive up to an annual fee equal to .04% of the Funds average daily net assets. For the year-ended December 31, 1998, the Adviser has voluntarily waived receipt of these fees.

CO-ADMINISTRATOR

The Trust also retains the Adviser to act as Co-Administrator of the Fund in accordance with terms of a Co-Administration Services Contract. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Funds' relationship with service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers,
(iii) serves as a liaison with Board of Trustees, and (iv) assists with general product management and oversight. For its services as Co-Administrator, the Adviser is paid an annual fee equal to 0.03% of Trust's average daily net assets. For the year-ended December 31, 1998, the Adviser has voluntarily waived receipt of these fees.

THE DISTRIBUTOR AND ADMINISTRATOR

BISYS Fund Services Limited Partnership ("BISYS"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds' administrator.

BISYS also serves as the distributor of the Funds' shares. BISYS may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES
----------------------

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:


                                     NAV =

                          TOTAL ASSETS - LIABILITIES
                          --------------------------
                               Number of Shares
                                  Outstanding

Each of the Funds' net asset value, or NAV, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is determined at 12 noon, Eastern time on days the New York Stock Exchange, Funds' custodian and transfer agent are open. The Funds value their securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund.

Orders will become effective when Federal funds are available to the Trust's custodian for investment.

 PURCHASING AND ADDING TO YOUR SHARES
 ------------------------------------

You may purchase shares through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

      ACCOUNT TYPE               MINIMUM             MINIMUM
                                 INITIAL            SUBSEQUENT
                                INVESTMENT          INVESTMENT

        Regular                   $1,000               $50

       Automatic
     Investment Plan              $  250               $25

     *The New York Tax-Free Money Market Fund is not recommended as an investment for a retirement plan.

     Orders will become effective when Federal funds are available to the Trust's custodian for investment. If payment is transmitted by wire (which may take two or more hours to complete), the order will become effective upon receipt of Federal funds. In order for a wire purchase to be effective on the same day it is received, both the trading instructions and the wire must be received before 4 p.m. Eastern time. Payments transmitted by bank wire other than the Federal Reserve Wire System may take longer to be converted into Federal funds.

     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks are not accepted.

     There are no minimum investment requirements with respect to investments effected through certain automatic purchase and redemption arrangements on behalf of customer accounts maintained at Participating Organizations. The minimum investment requirements may be waived or lowered for investments effected on a group basis by certain other institutions and their employees, such as pursuant to a payroll deduction plan. All funds will be invested in full and fractional shares. The Fund reserves the right to reject any purchase order.

     ---------------------------------------------------------------------------
     Avoid 31% Tax Withholding

The Funds are required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

BY REGULAR MAIL

If purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

All investments made by regular mail or express delivery, whether initial or subsequent, should be sent to:

By regular mail:                       By Express Mail:

     HSBC Family of Funds                    HSBC Family of Funds
     PO Box 163850                           3435 Stelzer Road
     Columbus, OH 43219                      Columbus, OH 43219

Initial Investment:
1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
2.   Make check, bank draft or money order payable to "HSBC Family of Funds"
3.   Mail or deliver application and payment to the address above.

Subsequent Investments:
1.   Use the investment slip attached to your account statement.
     Or, if unavailable, provide the following information:
       .  Fund
       .  Amount invested
       .  Account name and number
2.   Make check, bank draft or money order payable to "HSBC Family of Funds"
3.   Mail or deliver investment slip and payment to the address above.

ELECTRONIC PURCHASES

Your bank must participate in the Automated Clearing House (ACH) and must be a United States Bank. Your bank or broker may charge for this service.

Establish electronic purchase option on your account application or call 1-800-634-2536. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-634-2536 to arrange a transfer from your bank account.

SHAREHOLDER INFORMATION
-----------------------

INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT - CONTINUED

                         ELECTRONIC VS. WIRE TRANSFER

                         Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

BY WIRE TRANSFER

For Initial Investment:

Telephone the Transfer Agent at 1-800-634-2536 for instructions. Please note your bank may charge you a fee for handling this transaction.

--------------------------------------------------------------------------------
You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.
--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
-----------------------

PURCHASING AND ADDING TO YOUR SHARES - CONTINUED

AUTOMATIC INVESTMENT PLAN

You can make automatic investments in the Funds from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $50, once you've invested the $1000 minimum required to open the account.

To invest regularly from your bank account:
  . Complete the Automatic Investment Plan portion on your Account Application. Make sure you note:
     - Your bank name, address and account number
     - The amount you wish to invest automatically (minimum $50)
     - How often you want to invest (every month, 4 times a year, twice a year or once a year)
  .    Attach a voided personal check.

To invest regularly from your paycheck or government check:
Call 1-800-634-2536 for an enrollment form.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise.

                    ----------------------------------
                    QUESTIONS?
                    CALL 1-800-634-2536
                    OR YOUR INVESTMENT REPRESENTATIVE.
                    ----------------------------------

SHAREHOLDER INFORMATION
-----------------------

SELLING YOUR SHARES
-------------------


You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.

 -------------------------------------------------------------------------------
 WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

 As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

 INSTRUCTIONS FOR SELLING SHARES

 If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

By telephone                  1. Call 1-800-634-2536 with instructions as to
(unless you have declined     how you wish to receive your funds (mail, wire,
telephone sales               electronic transfer).  (See "General Policies on
privileges)                   Selling Shares--Verifying Telephone Redemptions"
                               below)
--------------------------------------------------------------------------------
By mail                       1. Call 1-800-634-2536 to request redemption forms
(See "General Policies on     or write a letter of instruction indicating:
Selling Shares--              . your Fund and account number
Redemptions in Writing        . amount you wish to redeem
Required" below)              . address where your check should be sent
                              . account owner signature
                              2. Mail to:
                              HSBC Family of Funds
                              P.O. Box 163850
                              Columbus, Ohio 43219-3035.

--------------------------------------------------------------------------------
By express delivery           See instruction 1 above.
                              2. Send to
                              HSBC Family of Funds
                              Attn: T.A. Operations
                              3435 Stelzer Road
                              Columbus, OH 43216-3850

Wire transfer                 Call 1-800-634-2536 to request a wire transfer.
You must indicate this
option on your account        If you call in your redemption request of $1,000
application.                  or more by 12:00 noon Eastern time, your payment
                              will normally be wired to your bank on the same
The Fund may charge a wire    business day. Otherwise, it will normally be
transfer fee.                 wired on the next business day after your call.
Note: Your financial
----
institution may also
charge a separate fee.

--------------------------------------------------------------------------------
Electronic Redemptions        Call 1-800-634-2536 to request an electronic
                              redemption.

Your bank must participate    If you call by 4 p.m. Eastern time, the NAV of
in the Automated Clearing     your shares will normally be determined on the
House (ACH) and must be a     same day and the proceeds credited within 8 days.
U.S. bank.

SYSTEMATIC WITHDRAWAL PLAN
You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:
 . Make sure you've checked the appropriate box on the Account Application. Or call 1-800-634-2536.
 . Include a voided personal check.
 . Your account must have a value of $10,000 or more to start withdrawals.
 . If the value of your account falls below $500, you may be asked to add sufficient funds to bring the account back to $500, or the Fund may close your account and mail the proceeds to you.

                    ----------------------------------
                    QUESTIONS?
                    CALL 1-800-634-2536
                    OR YOUR INVESTMENT REPRESENTATIVE.
                    ----------------------------------

REDEMPTION BY CHECK WRITING

You may write checks for amounts of $500 or more to make payments to any person or business from your account. To obtain checks, complete the check writing section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You must maintain the minimum required account balance of $500 per Fund and you may not close your account by writing a check.

GENERAL POLICIES ON SELLING SHARES
----------------------------------

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing in the following situations:

1. Redemption requests requiring a signature guarantee which include each of the following.
   . Redemptions over $5,000
   . Your account registration or the name(s) in your account has changed within the last 15 days
   . The check is not being mailed to the address on your account
   . The check is not being made payable to the owner of the account
   . The redemption proceeds are being transferred to another Fund account with a different registration.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone redemption privileges will be suspended for a 30-day period following a telephone address change.

REDEMPTIONS WITHIN 15 DAYS OF INVESTMENT

When you have made an investment by check, payment on redemption requests will be delayed until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

REDEMPTION IN KIND

The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Funds' net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

CLOSING OF SMALL ACCOUNTS

If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds.

UNDELIVERABLE REDEMPTION CHECKS

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

EXCHANGING YOUR SHARES
----------------------

You can exchange your shares that have been held for at least seven days in the Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see "Notes" below). No transaction fees are charged for exchanges.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from the Fund to another are taxable. You should review the prospectus of the HSBC Fund before making an exchange.


Instructions for exchanging shares

Exchanges may be made by sending a written request to HSBC Family of Funds, PO Box 163850, Columbus OH 43216-3850, or by calling 1-800-634-2536. Please provide the following information:

   .  Your name and telephone number
   .  The exact name on your account and account number
   . Taxpayer identification number (usually your Social Security number)
   .  Dollar value or number of shares to be exchanged
   .  The name of the Fund from which the exchange is to be made
   .  The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days written notice.

To prevent disruption in the management of the Funds, due to market timing strategies, exchange activity may be limited to 4 exchanges within a 12-month period.

AUTOMATIC EXCHANGES

You can use the Funds' Automatic Exchange feature to purchase shares of other HSBC Funds at regular intervals through regular, automatic redemptions from your account. To participate in the Automatic Exchange:

 . Complete the appropriate section of the Account Application.
 . Keep a minimum of $10,000 in the Fund and $1,000 in the HSBC Fund whose shares you are buying.

To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to HSBC Family of Funds, P.O. Box 163850, Columbus, Ohio 43216-3850.

NOTES ON EXCHANGES

When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read the Prospectus carefully of any HSBC Fund into which you wish to exchange shares.

DISTRIBUTION AND SERVICE (12B-1) FEES
-------------------------------------

The Funds have adopted a plan under SEC Rule 12b-1. The plan allows the Funds to pay fees for services and expenses relating to the sale and distribution of the Funds' shares and/or for providing shareholder services. The amount of the fee is .20% of the average daily net assets of the Funds. Because these fees are paid from the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees.

DIVIDENDS, DISTRIBUTIONS AND TAXES
----------------------------------

Any income a Fund receives in the form of interest is paid out, less expenses, to its shareholders as dividends. Each Fund declares dividends from net investment income at 12:00 noon on every business day. Shares purchased will begin earning dividends on the day the purchase order is executed and shares redeemed will earn dividends through the previous day. Dividends on the Funds are generally paid within 5 business days after the end of each month. Capital gains, if any, for the Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

The Funds expect that their dividends will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. Dividends paid by the Cash Management, Government and U.S. Treasury Funds that are derived from taxable investments are taxable as ordinary income.

During normal market conditions, the New York Tax Free Money Market Fund expects that substantially all of its dividends will be excluded from gross income for federal income tax purposes and from New York state tax purposes. The Fund may invest in certain securities with interest that may be a preference item for the purposes of the alternative minimum tax or a factor in determining whether Social Security benefits are taxable. In such event, a portion of the Fund's dividends would not be exempt from federal income taxes.

Dividends are taxable as ordinary income. Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year.

You will be notified in January each year about the federal tax status of distributions made by the Funds. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

SERVICE ORGANIZATIONS
---------------------

Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organizations") may provide certain administrative services for its customers who invest in the Funds through accounts maintained at that Service Organization. The Funds under servicing agreements with the Service Organization will pay Service Organization an annual rate up to 0.35% of the Fund's average daily net assets for these services, which include:

  .  receiving and processing shareholder orders
  .  performing the accounting for the customers sub-accounts
  .  maintaining retirement plan accounts
  . answering questions and handling correspondence for individual accounts . acting as the sole shareholder of record for individual
  .  issuing shareholder reports and transaction confirmations
  .  performing daily "sweep" functions

Investors who purchase, sell or exchange shares for the Funds through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Funds but are covered under separate fee schedules provided by the Service Organization to their customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to shareholders sub-accounts.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND THE FUNDS' FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE FUNDS' OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED OR LOST ON AN INVESTMENT IN THE FUNDS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY ERNST & YOUNG LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, ARE INCLUDED IN THE ANNUAL REPORT AND INCORPORATED BY REFERENCE IN THE SAI, WHICH IS AVAILABLE UPON REQUEST

INSERT PAST 5 YEARS'
FINANCIAL HIGHLIGHTS
FROM ANNUAL REPORT.

CASH MANAGEMENT FUND FINANCIAL HIGHLIGHTS

GOVERNMENT MONEY MARKET FUND FINANCIAL HIGHLIGHTS

U.S. TREASURY MONEY MARKET FUND FINANCIAL HIGHLIGHTS

NEW YORK TAX-FREE MONEY MARKET FUND FINANCIAL HIGHLIGHTS

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Funds' annual and semi-annual reports to shareholders contain detailed information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND SAI, PROSPECTUSES OF OTHER FUNDS IN THE HSBC FAMILY, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE FUNDS BY CONTACTING A BROKER OR BANK THAT SELLS THE FUNDS, OR CONTACT THE FUNDS
AT:

                             HSBC FAMILY OF FUNDS
                                 PO BOX 163850
                              COLUMBUS, OH 43219
                           TELEPHONE: 1-800-634-2536
--------------------------------------------------------------------------------

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     . For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

     .  Free from the Commission's Website at http://www.sec.gov.


  (Investment Company Act file no. 811-04453)

                               HSBC FUNDS TRUST

                            HSBC Money Market Funds

                               3435 Stelzer Road
                             Columbus, Ohio  43219


Information:  (800) 634-2536



                      STATEMENT OF ADDITIONAL INFORMATION

     HSBC Funds Trust (the "Trust"), is an open-end, diversified management investment company organized in Massachusetts on October 31, 1985, with multiple investment portfolios, including the following, each having its own investment objective and policies: Cash Management Fund, Government Money Market Fund, U.S. Treasury Money Market Fund, and The New York Tax-Free Money Market Fund.

     The Cash Management Fund, Government Money Market Fund and U.S. Treasury Money Market Fund are herein referred to collectively as, the "Money Market Funds." New York Tax-Free Money Market Fund is herein referred to as the "New York Tax-Free Fund".

     The Cash Management Fund invests in a variety of high-quality, short-term money market instruments, with remaining maturities of thirteen months or less, including obligations in which the Government Money Market Fund invests.

     The Government Money Market Fund invests exclusively in short-term obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, with remaining maturities of thirteen months or less, and repurchase agreements.

     The U.S. Treasury Money Market Fund invests exclusively in short-term, direct obligations of the United States Treasury, with remaining maturities of thirteen months or less, and repurchase agreements.

     The New York Tax-Free Money Market Fund invests primarily in high quality securities exempt from regular Federal, New York State and New York City income taxes as is consistent with preservation of capital and liquidity.

     Shares of each Fund are primarily offered for sale by BISYS Fund Services, the Sponsor and Distributor, as an investment vehicle for institutions, corporations, fiduciaries and individuals. Certain banks, broker-dealers, financial institutions and corporations ("Participating Organizations") have agreed to act as shareholder servicing agents for investors who maintain accounts at the Participating Organizations and to perform certain services for the Funds.

     This Statement of Additional Information (the "SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Trust's Prospectus for the Funds, dated April 30, 1999 (the "Money Funds Prospectus"). This SAI contains additional and more detailed information than that set forth in the Money Funds' Prospectus and should be read in conjunction with the Money Funds'

Prospectus, additional copies of which may be obtained without charge from the Trust by writing to the address above.

                               TABLE OF CONTENTS

                                                            PAGE
                                                            ----
INVESTMENT POLICIES........................................    2
INVESTMENT RESTRICTIONS....................................   18
MANAGEMENT.................................................   19
CALCULATION OF YIELDS AND PERFORMANCE
INFORMATION................................................   24
DETERMINATION OF NET ASSET VALUE...........................   26
PORTFOLIO TRANSACTIONS.....................................   27
EXCHANGE PRIVILEGE.........................................   27
REDEMPTIONS................................................   28
FEDERAL INCOME TAXES.......................................   28
SHARES OF BENEFICIAL INTEREST..............................   30
CUSTODIAN, TRANSFER AGENT AND
FUND ACCOUNTING AGENT......................................   32
INDEPENDENT AUDITORS.......................................   33
FINANCIAL STATEMENTS.......................................   34

                              INVESTMENT POLICIES

     The following information supplements the discussion of the investment objective and policies of the Funds found under "Investment Objective and Policies" in the Funds' Prospectus.

CASH MANAGEMENT FUND

     The Cash Management Fund ("Cash Management Fund") invests in a broad range of short-term money market instruments which have remaining maturities not exceeding thirteen months and certain repurchase agreements. These money market instruments may include obligations issued or guaranteed by the United States Government or its agencies or instrumentalities and the following other kinds of investments:

     BANK OBLIGATIONS. These obligations include negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations issued or supported by banks. The Cash Management Fund may invest more than 25% of the current value of its total assets in domestic bank obligations (including bank obligations subject to repurchase agreements). The Cash Management Fund will not invest in any obligations of HSBC Holdings plc or its affiliates (as defined under the Investment Company Act of 1940). The Cash Management Fund is permitted to invest in obligations of correspondent banks of HSBC Holdings plc which are not affiliates of the Trust, but the Fund will not give preference in its investment selections to those obligations.

     The Cash Management Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Cash Management Fund limits its investments in foreign bank obligations to United States dollar denominated obligations of foreign banks (including United States branches) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) have branches or agencies in the United States; and (iii) in the opinion of the Fund's investment adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Fund and present minimal credit risk.

     Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Cash Management Fund may not invest in fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days; investments in fixed time deposits subject to withdrawal penalties maturing from two business days through seven calendar days may not exceed 10% of the value of the total assets of the Fund.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions like exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. In that connection, foreign banks are not subject to examination by any United States Government agency or instrumentality.

     A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of foreign branches of United States banks or foreign banks which are payable on a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

     COMMERCIAL PAPER. Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). All commercial paper purchased by the Cash Management Fund is, at the time of investment, required to be rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more Nationally Recognized Statistical Ratings Organizations ("NRSROs"), or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser. Because variable rate master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded. There is no secondary market for variable rate master demand notes, although they are redeemable, and thus immediately repayable by the borrower, at principal amount, plus accrued interest, at any time. See "Variable Rate Master Demand Notes" below.

     CORPORATE DEBT SECURITIES. Cash Management Fund's investments in these securities are limited to non-convertible corporate debt securities such as bonds and debentures which have thirteen months or less remaining to maturity and which are rated "A" or better by Standard & Poor's and "A" or better by Moody's and of comparable high quality ratings by other NRSROs that have rated such securities.

     The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations. Those rated "Aaa" by Moody's or "AAA" by Standard & Poor's are judged to be of the highest quality and exhibit an extremely strong ability to pay interest and repay principal. Those rated "Aa" by Moody's or "AA" by Standard & Poor's are judged to be of high quality by all standards and differ from higher rated issues only in a small degree with respect to their ability to pay interest and repay principal. Those rated A by Moody's and Standard & Poor's possess many favorable attributes and are to be considered as upper medium grade obligations, although they may be more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Cash Management Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Money Funds' Prospectus and in this SAI.

GOVERNMENT MONEY MARKET FUND

     The Government Money Market Fund ("Government Fund") invests exclusively in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities which have remaining maturities not exceeding thirteen months and certain repurchase agreements. United States Government agency and instrumentality obligations are debt securities issued by United States Government sponsored enterprises and Federal agencies. Some obligations of agencies and instrumentalities of the United States Government are supported by the full faith and credit of the United States or United States Treasury guarantees; others, by the right of the issuer to borrow from the United States Treasury; others, by discretionary authority of the United States Government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. United States Government agency and instrumentality obligations include master notes issued by Federal agencies or instrumentalities (see the "Variable Rate Demand Notes" below for further details about master notes).

     Agencies and instrumentalities which issue or guarantee debt securities and which have been established or sponsored by the United States Government include the Banks for Cooperatives, the Export- Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.
United States Government agency and instrumentality obligations include master notes issued by these entities but do not include obligations of the World Bank, The Inter-American Development Bank or the Asian Development Bank.

U.S. TREASURY MONEY MARKET FUND

     The U.S. Treasury Money Market Fund ("U.S. Treasury Fund") invests exclusively in direct obligations of the United States Treasury which have remaining maturities not exceeding thirteen months and certain repurchase agreements. The United States Treasury issues various types of marketable securities consisting of bills, notes, bonds and other debt securities. They are direct obligations of the United States Government and differ primarily in the length of their maturity. Treasury bills, the most frequently issued marketable United States Government security, have a maturity of up to one year and are issued on a discount basis. The U.S. Treasury Fund may not enter into loans of its portfolio securities.

NEW YORK TAX-FREE MONEY MARKET FUND

     To attain its objective, the New York Tax-Free Money Market Fund ("New York Tax-Free Fund") invests primarily in a broad range of Municipal Obligations which meet the rating standards described in the Fund's Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security. Municipal Obligations, which pay interest that is excludable from gross income for Federal income tax purposes and which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities, include:

     MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of schools, highways and other public facilities, for general operating expenses and for making loans to other public institutions. Industrial development and pollution control bonds are municipal bonds which are issued by or on behalf of public authorities to provide funding for the construction, equipment, repair and improvement of various privately-operated facilities.

     Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development and pollution control bonds (now generally referred to as "private activity bonds") are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

     Municipal bonds generally have a maturity at the time of issuance of more than a year. Investments in municipal bonds are limited to bonds with a remaining maturity of thirteen months or 397 days or less and which are rated at the date of purchase "A" or better by S&P and "A" or better by Moody's or have comparably high quality ratings by other nationally recognized statistical rating organizations that have rated such bonds, or which if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

     MUNICIPAL NOTES. Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

     Municipal notes generally have maturities at the time of issuance of thirteen months or less. Investments in municipal notes are limited to notes which are rated at the date of purchase "MIG 1" or "VMIG-1" or "MIG 2" or "VMIG 2" by Moody's and/or (if only rated by one agency) "SP-1" or "SP-2" by S&P or "FIN-1" or "FIN-2" by Fitch or of comparable high quality as determined by IBCA or Duff & Phelps Credit Rating Co., or, if not rated, are, in the opinion of the Fund's Adviser, of comparable investment quality. (See the Appendix for a description of the ratings.)

     MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a debt obligation with a stated maturity of thirteen months or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt. Investments in municipal commercial paper are limited to commercial paper which is at the time of purchase rated (or issued by an issuer with a similar security rated) in the highest short-term rating category by two or more NRSROs, or the only NRSRO rating the security, or if unrated, determined to be of comparable credit quality by the Adviser.

     For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond or pollution control bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, if the security is downgraded to a level below that permitted for money market funds under Rule 2a-7 of the 1940 Act, the Fund's Adviser must report such event to the Board of Trustees as soon as possible to permit the Board to reassess the security promptly to determine whether it may be retained as an eligible investment for the Fund. To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

     Although an investment in the New York Tax-Free Fund is not insured, certain of the Municipal Obligations purchased by the Tax-Free Fund may be insured as to principal and interest by, among others, the Municipal Bond Insurance Association. Insured obligations are identified in the New York Tax-Free Fund's financial statements.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds, the Trust nor the Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions. The New York Tax-Free Fund is permitted to invest more than 5% (but not more than 25%) of its total assets in the securities of any one issuer, which otherwise satisfies that Fund's other investment restrictions. To the extent that the New York Tax-Free Fund invests up to 25% of its total assets in the securities of any one issuer, there may be an increased risk of loss to that Fund.

     As described in the Fund's Prospectus, the New York Tax-Free Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. The New York Tax-Free Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the New York Tax-Free

Fund's investment adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, the New York Tax-Free Fund may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. In such event, the New York Tax-Free Fund will also have to take into account the maturities of the underlying securities in calculating the Fund's dollar-weighted average portfolio maturities. The adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements are considered to be loans under the 1940 Act, collateralized by the underlying securities.

     The New York Tax-Free Fund may engage in the following investment activity:

     Securities with Put Rights. The New York Tax-Free Fund may, without restriction, enter into put transactions, sometimes referred to as stand-by commitments, with respect to Municipal Obligations held in their portfolios. When the New York Tax-Free Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller at an agreed upon price within a specific period prior to the maturity date.

     If necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. The amount payable to the New York Tax-Free Fund by the seller upon its exercise of a put will normally be (i) the New York Tax-Free Fund's acquisition cost of the securities (excluding any accrued interest which the New York Tax- Free Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the New York Tax-Free Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the New York Tax-Free Fund. Absent unusual circumstances, the New York Tax-Free Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

     The New York Tax-Free Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the New York Tax-Free Fund, although the New York Tax-Free Fund may sell the underlying securities to a third party at any time. The New York Tax-Free Fund expects that puts will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the New York Tax-Free Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

     The New York Tax-Free Fund may enter into put transactions only with broker-dealers and banks which, in the opinion of the Adviser, present minimal credit risks. The New York Tax-Free Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer or bank should default on its obligation to repurchase an underlying security, the New York Tax-Free Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

     The New York Tax-Free Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes. The acquisition of a put will not affect the valuation of the underlying security which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where the New York Tax-Free Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by the New York Tax-Free Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

     CONCENTRATION. The New York Tax-Free Fund does not intend to concentrate its investments in any industry. The New York Tax-Free Fund may, however, invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects.

     FLOATING RATE INSTRUMENTS. Certain of the Municipal Obligations which the New York Tax-Free Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. Certain of such obligations may carry a demand or "put" feature which would permit the holder to tender them back to the issuer (or to a third party) at par value prior to maturity. The New York Tax-Free Fund may invest in floating and variable rate Municipal Obligations even if they carry stated maturities in excess of thirteen months, upon certain conditions contained in Rule 2a-7 of the Investment Company Act of 1940, as amended. It is the present position of the Securities and Exchange Commission that the maturity of a short term (the principal amount must unconditionally be paid in 397 days or less) floating rate security is one day and the maturity of a long term (the principal amount is scheduled to be paid in more than 397 days) floating rate security that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. The New York Tax-Free Fund will limit their purchases of floating and variable rate Municipal Obligations to those meeting the quality standards set forth above. The New York Tax-Free Fund's investment adviser will monitor on an ongoing basis the earning power, cash flow and other liquidity ratios of the issuers of such obligations, and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. The New York Tax-Free Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the New York Tax-Free Fund elects to demand payment and the date payment is due, which may affect the ability of the issuer of the instrument to make payment when due.

     TAXABLE SECURITIES. The New York Tax-Free Fund may invest up to 20% of the current value of its total assets in securities subject to the Federal alternative minimum tax. In addition, the New York Tax-Free Fund may invest up to 100% of its total assets in these and other taxable securities to maintain a temporary "defensive" posture when, in the opinion of the Adviser, it is advisable to do so. The conditions for which such a posture would be undertaken include adverse market conditions or the unavailability of suitable tax-exempt securities. During these times when the New York Tax-Free Fund is maintaining a temporary "defensive" posture, it may be unable to achieve fully its investment objective.

     The types of taxable securities (in addition to "alternative minimum tax" securities) in which the New York Tax-Free Fund may invest are limited to the following money market instruments which have remaining maturities not exceeding thirteen months: (i) obligations of the United States Government, its agencies or instrumentalities; (ii) negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations issued or supported by United States banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation;

(iii) domestic and foreign commercial paper rated in accordance with the standards set forth above under "Cash Management Fund--Commercial Paper" and
(iv) repurchase agreements. The New York Tax-Free Fund also has the right to hold cash reserves of up to 100% of their total assets when the Adviser deems it necessary for temporary defensive purposes.

     WHEN-ISSUED SECURITIES. The New York Tax-Free Fund may, without restriction, purchase Municipal Obligations on a when-issued basis, in which case delivery and payment normally take place 15 to 45 days after the date of the commitment to purchase. The New York Tax-Free Fund will make commitments only to purchase Municipal Obligations on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation and no interest accrues to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing Municipal Obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

     The New York Tax-Free Fund will maintain liquid assets in segregated accounts in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RISK FACTORS FOR THE NEW YORK TAX-FREE FUND

     The liquidity of the New York Tax-Free Fund may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The taxable money market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for short-term Municipal Obligations. The limited marketability of short-term tax-exempt Municipal Obligations may make it difficult in certain circumstances to dispose of large investments advantageously. Nonetheless, the Adviser has determined that there is a sufficient market to invest in short-term tax- exempt Municipal Obligations.

     In general, tax-exempt Municipal Obligations are subject to credit risks such as the loss of credit ratings or possible default. Recent changes in the Federal income tax law as a result of the Tax Reform Act of 1986 may affect the value and availability of Municipal Obligations and New York Municipal Obligations.

     The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund, making it more difficult for the Funds to maintain a stable net asset value per share.

     The following information as to certain New York risk factors is given to investors in view of the New York Tax-Free Fund's policy of concentrating its investments in New York Municipal Obligation issuers. The factors affecting the financial conditions of the State of New York (the "State") are complex, and the following description constitutes only a brief summary; it does not purport to be a complete description and is based on information from official statements relating to general obligation bonds issued by the State of New York. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

     Investors should be aware that certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the New York Tax-Free Fund), have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.

     The ability of the New York Tax-Free Fund to meet its objective is affected by the ability of issuers to meet their payment obligations. There are additional risks associated with an investment which concentrates in issues of one state. Since the New York Tax-Free Fund invests primarily in obligations of New York issuers, the marketability and market value of these obligations may be affected by long-term economic problems which face New York City and New York State. In particular, the ability of the State and the City to finance independently have been adversely affected in the past by their inability to achieve or maintain favorable credit ratings. There can also be an effect on the market price of securities of other New York issues if the City receives less favorable credit ratings and if certain of its economic problems continue. If these problems are not resolved, or if new ones develop, they could adversely affect the various New York issuers' ability to meet their financial obligations. Recently, for example, a significant slowdown in the financial services sector of New York City has adversely affected the City's revenues and has created budget gaps. There can be no assurance that New York City or the local entities, or the State, will not face budget gaps in future years.

     NEW YORK STATE. The economy of the State (the "State") is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. The State has a declining portion of its work force engaged in manufacturing, and an increasing portion engaged in service industries, reflecting the national trend.

     New York has a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, and social services and recreational facilities. Despite these benefits, the burden of state and local taxation may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.

     THE STATE BUDGET PROCESS. The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance law. The process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 following a gubernatorial election.) The budget must contain a complete plan of available receipts and projected disbursements for the ensuing fiscal year ("State

Financial Plan"). That proposed State Financial Plan must be balanced on a cash basis, and must be accompanied by bills which: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

     In acting on the bills submitted by the Governor, the Legislature has the power to alter both recommended appropriations and proposed changes to substantive law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill related to the budget, these can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, the measure will become law notwithstanding the Governor's veto.

     Once the appropriation and other bills become law, the State's Division of the Budget ("DOB") revises the State Financial Plan based on the Legislatures' action, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature.

     The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State Financial Plan, and an explanation of any changes from the previous State Financial Plan. As required by the State Finance law, the Governor updates the State Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and as part of the Executive Budget.

     FINANCIAL ACCOUNTING. New York utilizes the fund method of accounting to report on its financial position and the results of its operations. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group ("Governmental Funds"). The Governmental Funds include the General Fund, which receives all income not required by law to be deposited in another fund and which for the State's 1997-1998 fiscal year ("Fiscal Year 1997-98") comprises approximately 48% of total projected Governmental Funds receipts; the Special Revenue Funds, which receive a preponderance of money received by the State from the federal government and other income the use of which is legally restricted to certain purposes and which comprises approximately 42% of total projected Governmental Funds receipts in the Fiscal Year 1997-98; the Capital Projects Funds, used to finance the acquisition and construction of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and the Debt Service Funds, which are used for the accumulation of monies for the payment of principal of and interest on long term debt and other contractual commitments. Receipts in the Capital Projects and Debt Service Funds comprise an aggregate of approximately 9% of total projected Governmental Funds receipts in the Fiscal Year 1996-97.

     Financial information for the governmental funds during each fiscal year is maintained on a cash basis of accounting ("Cash Basis"). New York also prepares financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements differ in format from the Cash Basis statements in that, among other things, they are prepared on an accrual basis, include a combined balance sheet, and report on the activities of all funds. The Cash Basis financial information is adjusted at fiscal year end by an independent public accounting firm to reflect financial reporting in conformity with GAAP. The State maintains a March 31st fiscal year end.

     REVENUES AND EXPENDITURES. New York's Governmental Funds receive over 50% of their revenues from taxes levied by the State. Investment income, fees and assessments, abandoned property collections, and other varied sources supply the balance of the receipts for these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the personal income tax (52% of General Fund tax receipts in Fiscal Year 1996-97, and 54% of the Fiscal Year 1997-98 budgeted figure), the 4% user taxes and fees (25% in Fiscal Year 1995-96, 20% of the Fiscal Year 1996-97 budget), business taxes (14% of the fiscal 1996 budget and 14% of the Fiscal 1997 budget), and other taxes. The majority of Special Revenue Funds receipts come from federal grants (75% of receipts in Fiscal Year 1996-97, 75% of the Fiscal Year 1997-98 budget). Generally, approximately 87% of the federal funds received by the Special Revenue Funds are on account of Medicaid, income maintenance and associated social services, education and health programs.

     New York's major expenditures are grants to local governments, which are projected to account for 70% of all Governmental Funds expenditures in Fiscal Year 1997-98. These grants include disbursements for elementary, secondary and higher education, social services, drug abuse control, and mass transportation programs.

     FISCAL 1996-97 FINANCIAL RESULTS (CASH BASIS). The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. The Governor in his Executive Budget applied $1.05 billion of the cash surplus amount to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 Financial Plan when enacted by the State Legislature.

     The General Fund closing fund balance was $433 million, an increase of $146 million from 1995-96 levels. The TSR can be used in the event of any future General Fund deficit as provided under the State Constitution and State Finance Law. In addition, $41 million is on deposit in the CRF. The CRF was established in State fiscal year 1993-94 to assist the State in financing the costs of extraordinary litigation. The remaining $75 million reflects amounts on deposit in the Community Projects Fund. In addition, $1.86 billion was on deposit in the tax refund reserve account, of which $521 million was made available under the LGAC program.

     General Fund receipts totaled $33.04 billion, an increase of 0.7 percent from 1995-96 levels. General Fund disbursements and transfers from other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from 1995-96 levels.

     1997-98 STATE FINANCIAL PLAN (CASH BASIS). The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997 more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor, as well as actual results for the first quarter of the current fiscal year.

     The adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

     The 1997-98 State Financial Plan is projected to be balanced on a cash basis. As compared to the Governor's proposed budget as revised in February 1997, the State's adopted budget for 1997-98 increases

General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for 1997-98, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and other resources including certain non-recurring resources. The total amount of non-recurring resources included in the 1997-98 State budget is projected by DOB to be $270 million, or
0.7 percent of total General Fund receipts.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from its estimates set forth herein and those estimates may be changed materially and adversely from time to time. There are also risks and uncertainties concerning the future-year impact of actions taken in the 1997-98 budget.

     FINANCIAL PLAN UPDATES. The State issued its first update to the cash-basis 1996-97 State Financial Plan (the "Mid-Year Update") on October 30, 1997. Revisions were made to estimates of both receipts and disbursements based on:
(1) updated economic forecasts for both the nation and the State, (2) an analysis of actual receipts and disbursements through the first six months of the fiscal year, and (3) an assessment of changing program requirements. The Mid-Year Update made no changes to the fiscal year projections contained in the Financial Plan released with the Adopted Budget Report. The Mid-Year Update reflected a balanced 1997-98 State Financial Plan, and a projected reserve in the General Fund of $530 million.

     The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund Spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.3 percent higher than disbursements in 1996-97.

     The Mid-Year Update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund (TSRF), and a $65 million balance in the Contingency Reserve Fund (CRF).

     The State revised the cash-basis 1997-98 State Financial Plan again on January 20, 1998, in conjunction with the release of the Executive Budget for the 1998-99 fiscal year.

     The 1997-98 General Fund Financial Plan continues to be balanced, with a projected cash surplus of $1.83 billion, an increase of $1.3 billion over the surplus estimate of $530 million in the prior update. The increase in the surplus results primarily from higher-than-expected tax receipts, with are forecast to exceed the October estimate by $1.28 billion.

     In order to make the surplus available to help finance 1998-99 requirements, the State plans to accelerate $1.18 billion in income tax refund payments into 1997-98, or provide reserves for such payments. The balance in the refund reserve on March 31, 1998 is projected to be $1.647 billion, including $521 million as a result of LGAC. This acceleration decreases reported personal income receipts by $1.18 billion in 1997-98, while increasing available personal income receipts in 1998-99, as these refunds will no longer be a charge against current revenues in 1998-99. As a result, projections of available receipts in 1997-98 have been increased by only $103 million from the Mid-Year Update.

     Compared to the prior update, personal income tax collections for 1997-98 are now projected at $18.50 billion, or $363 million less than projected in October after accounting for the refund reserve transaction discussed above. Business tax receipts are projected at $4.98 billion, an increase of $158 million. User tax collections are estimated at $7.06 billion, or $52 million higher than the prior update, and reflect a projected loss of $20 million in sales tax receipts from an additional week of sales tax exemption for clothing and footwear costing less than $500, which was authorized and implemented in January 1998. Other tax receipts are projected to increase by $103 million over the prior update and total $1.09 billion for the fiscal year. Miscellaneous receipts and transfers from other funds are projected to reach $3.57 billion, or $153 million higher than the Mid-Year Update.

     The State projects that disbursements will increase by $565 million over the Mid-Year Update, with nearly the entire increase attributable to one-time disbursements of $561 million that pre-pay expenditures previously scheduled for 1998-99. In the absence of these accelerated payments, projected General Fund spending in the current year would have remained essentially unchanged from the Mid-Year Update. The Governor is proposing legislation to use a portion of the current year surplus to transfer $425 million to pay for capital projects authorized under the Community Enhancement Facilities Assistance Program (CEFAP) that were previously planned to be financed with bond proceeds in 1998-99 and thereafter, and $136 million in costs for an additional Medicaid payment originally scheduled for 1998-99. Aside from these actions, a number of other changes produced a net increase of $4 million in projected disbursements over the Mid-Year Update. These included higher spending in General State charges ($80 million), largely as a result of litigation settlements and collective bargaining costs, an increase in General Fund transfers for education ($70 million) to offset declines in Lottery receipts, and additional costs associated with a delay of Housing Finance Agency (HFA) receipts into 1998-99 that were originally planned to offset capital projects spending ($25 million). These increases were offset in part by projected savings in Medicaid ($85 million), social services ($75 million), and debt service ($37 million).

     The General Fund closing balance is projected to be $465 million at the end of 1997-98, a decline of $462 million from the Mid-Year Update. The decline reflects the application of the $530 million undesignated reserve plus additional surplus monies projected in the January Update to pay for certain one-time costs in the State's Financial Plan (as described above). The effect of this action is to help lower the State's projected disbursements in 1998-99.

     The remaining General Fund closing balance will be held in two funds, the TSRF and CRF. The TSRF is projected to have $400 million on deposit at the close of the fiscal year, following a required deposit of $15 million and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF is projected to have a closing balance of $65 million, following an earlier planned deposit of $24 million in 1997-98.

     1998-99 STATE FINANCIAL PLAN. The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget also contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and an updated Capital Plan. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the

Legislature will enact the Executive Budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from its estimates set forth herein.

     The 1998-99 Financial Plan projects balance on a cash basis in the General Fund. Total General Fund receipts and transfers from other funds are projected to be $36.22 billion, an increase of $1.02 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $36.18 billion, an increase of $1.02 billion from spending totals projected for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from all Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

     Current law and programmatic requirements are primarily responsible for the year-to-year growth in General Fund spending. These include an increase in school aid ($607 million), cost and enrollment growth in handicapped education ($91 million) and Medicaid ($212 million), and employee contract increases and inflation adjustments for State agency operations. The Executive Budget also includes increases of $84 million for corrections programs to cover new capacity demands and $152 million for mental health programs to finance current law increases and the expansion of community beds. Other spending growth reflects a requested increase of $108 million for the Judiciary and $117 million for long-term debt service. New spending is partially offset by reductions of $453 million in capital projects transfers due to the financing of CEFAP from resources available in 1997-98, $37 million in welfare assistance savings, $36 million from lower spending in General State charges, and $68 million in lower transfers primarily due to the elimination of the Lottery transfer made in 1997-98.

     The 1998-99 Financial Plan projects that the State will end 1998-99 with a closing balance in the General Fund of $500 million, which reflects $400 million in the TSFR and $100 million in the CRF, following an anticipated deposit of $35 million in the latter fund during the year.

     STATE DEBT. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long term borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long term debt that may be so authorized and subsequently incurred by the State. With the exception of housing bonds (which must be paid in equal annual installments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

     The State may undertake short term borrowings without voter approval (i) in the anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes. Tax and revenue anticipation notes must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. The State may issue bond anticipation notes only for the purposes and within the amounts for which bonds may be issued. Such notes must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of notes for housing purposes, within five years from the date of issuance.

     Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development

Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees.

     Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     In 1990, as part of a State fiscal reform program,, legislation was enacted creating LGAC,, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

     As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings. The 1996-97 State Financial Plan included no seasonal borrowing; this reflected the success of the LGAC program in permitting the State to accelerate local aid payments from the first quarter of the current fiscal year to the fourth quarter of the previous fiscal year.

     1997-98 BORROWING PLAN. Section 22-c of the State Finance Law, as amended by Chapter 389 of the Laws of 1997, now requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget. That plan also is required to be updated by the later of July 30 or 90 days after enactment of the State budget.

     The Update to the five-year Capital Program and Financing Plan was released on November 18, 1997. The Update reflected voter disapproval of the School Facility Health and Safety Bond Act, additional issuances for 1997-98 of approximately $225 million of CEFAP, $42 million of the Albany County Airport, and $228 million in Certificates of Participation (COPs) to finance welfare information systems.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 billion in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State , including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

     DEBT RATINGS. Due primarily to the deteriorating economy and recurring deficits, Moody's lowered its ratings on New York State general obligations in 1990 from A1 to A. In January 1992, Moody's lowered the ratings on a substantial number of the State's appropriation-backed debt from A to Baal, and stated that it had put the State's general obligations under review for possible downgrade in the future. S&P lowered its rating on the State's general obligations in March 1990 from AA- to A, and in January 1992, S&P further lowered the rating to A-. In January 1992, S&P also downgraded to A- various agency debt, State moral obligations, contractual obligations, lease purchase obligations, guarantees and school district debt. New York State general obligation bonds currently are rated "Aal/P-1" by Moody's and "AAA/A1+" by S&P.

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

     LITIGATION. The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter.

     Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan. The State believes that the 1997-98 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1997-98 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1997-98 State Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1997-98 State Financial Plan. In its General Purpose Financial Statements, the State reports its estimated liability in subsequent fiscal years for awarded and anticipated unfavorable judgments.

     Although other litigation is pending against the State, except as described below, no current litigation involves the State's authority, as a matter of law, to contract indebtedness, issue its obligation, or pay such indebtedness when its matures, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

     In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1996-97 fiscal year or thereafter.

     INSURANCE LAW.   Proceedings have been brought by two groups of petitioners challenging regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1995-96 and 1996-97 fiscal years, respectively (New York State Health Maintenance Organization Conference, Inc., et al. v. Muhl, et al. ["HMO"], and New York

Conference of Blue Cross and Blue Shield Plans, et al. v. Muhl, et al. ["Blue Cross 'I' and 'II'"], Supreme Court, Albany County). By Order filed January 22, 1997, the Court in Blue Cross I permitted the plaintiffs in HMO to intervene and dismissed the challenges to the rates for the period prior to 1995-96. By decision dated July 24, 1997, the Court in Blue Cross I held that the determination made by the Superintendent in establishing the 1995-96 rate was arbitrary and capricious and directed that premiums paid pursuant to that determination be returned to the payors. The State has appealed this decision.

     TAX LAW. In Matter of the Petition of Consolidated Rail Corporation v. Tax Appeals Tribunal (Appellate Division, Third Department, commenced December 22,
1995), petitioner, a rail freight corporation that purchases diesel motor fuel out of State and imports the fuel into the State for use, distribution, storage or sale in the State, contended that the assessment of the petroleum business tax imposed pursuant to Tax Law (S)301-a to such fuel purchases violated the Commerce Clause of the United Stated Constitution. Petitioner contended that the application of Section 302-a to the interstate transaction, but not to purchasers who purchase fuel within the State for use, distribution, storage or sale within the State, discriminates against interstate commerce. In a decision dated July 17, 1997, the Appellate Division, Third Department, dismissed the petition. Petitioner appealed to the Court of Appeals. On December 4, 1997, the Court of Appeals dismissed the appeal, sua sponte, upon the ground that no substantial Constitutional question was directly involved.

     In New York Association of Convenience Stores, et al. v. Urbach, et al., petitioners, New York Association of Convenience Stores, National Association of Convenience stores, M.W.S. Enterprises, Inc. and Sugarcreek Stores, Inc. seek to compel respondents, the Commissioner of Taxation and Finance and the Department of Taxation and Finance, to enforce sales and excise taxes imposed pursuant to Tax Law Articles 12-A, 20 and 28 on tobacco products and motor fuel sold to non-Indian customers on Indian reservations. In orders dated August 13, 1996 and August 24, 1996, the Supreme Court, Albany County, ordered, inter alia, that there be equal implementation and enforcement of said taxes for sales to non-Indian consumers on and off Indian reservations, and further ordered that, if respondents failed to comply within 120 days, no tobacco products or motor fuel could be introduced into Indian reservations other than for Indian consumption or, alternatively, the collection and enforcement of such taxes would be suspended statewide. Respondents appealed to the Appellate Division, Third Department, and invoked CPLR 5519(a)(1), which provides that the taking of the appeal stayed all proceedings to enforce the orders pending the appeal. Petitioner's motion to vacate the stay was denied. In a decision entered May 8, 1997, the Third Department modified the orders by deleting the portion thereof that provided for the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco products. The Third Department held, inter alia, that petitioners had not sought such relief in their petition and that it was an error for the Supreme Court to have awarded such undemanded relief without adequate notice of its intent to do so. On May 22, 1997, respondents appealed to the Court of Appeals on other grounds, and again invoked the statutory stay. On October 23, 1997, the Court of Appeals granted petitioners' motion for leave to cross-appeal from the portion of the Third Department's decision that deleted the statewide suspension of the enforcement and collection of the sales and excise taxes on motor fuel and tobacco.

     State Programs
     --------------

     Medicaid. Several cases, including Port Jefferson Health Care Facility, et al. v. Wing (Supreme Court, Suffolk County), challenge the constitutionality of Public Health Law (S)2807-d, which imposes a tax on the gross receipts hospitals and residential health care facilities receive from all patient care services. Plaintiffs allege that the tax assessments were not uniformly applied, in violation of federal regulations. In a decision dated June 30, 1997, the Court held that the 1.2 percent and 3.8 percent assessments on gross receipts imposed pursuant to Public Health Law (S)(S)2807-d(2)(b)(ii) and

2807d(2)(b)(iii), respectively, are unconstitutional. An order entered August 27, 1997 enforced the terms of the decision. The State has appealed that order.

     Shelter Allowance. In an action commenced in March 1987 against State and New York City officials (Jiggetts, et al. v. Bane, et al., Supreme Court, New York County), plaintiffs allege that the shelter allowance granted to recipients of public assistance is not adequate for proper housing. In a decision dated April 16, 1997, the Court held that the shelter allowance promulgated by the Legislature and enforced through Department of Social Services regulations is not reasonably related to the cost of rental housing in New York City and results in homelessness to families in New York City. A judgement was entered on July 25, 1997, directing, inter alia, that the State (i) submit a proposed schedule of shelter allowances (for the Aid to Dependent Children program and any successor program) that bears a reasonable relation to the cost of housing in New York City; and (ii) compel the New York City Department of Social Services to pay plaintiffs a monthly shelter allowance in the full amount of their contract rents, provided they continue to meet the eligibility requirements for public assistance, until such time as a lawful shelter allowance is implemented, and provide interim relief to other eligible recipients of Aid to Dependent Children under the interim relief system established in this case. The State has sought relief from each and every provision of this judgement except that portion directing the continued provision of interim relief.

     CIVIL RIGHTS CLAIMS. In an action commenced in 1980 (United States, et al.
v. Yonkers Board of Education, et al.), the United States District Court for the Southern District of New York found, in 1985, that Yonkers and its public schools were intentionally segregated. In 1986, the District Court ordered Yonkers to develop and comply with a remedial educational improvement plan ("EIP I"). On January 19, 1989, the District Court granted motions by Yonkers and the NAACP to add the State Education Department, the Yonkers Board of Education, and the State Urban Development Corporation as defendants, based on allegations that they had participated in the perpetuation of the segregated school system. On August 30, 1993, the District Court found that vestiges of a dual school system continued to exist in Yonkers. On March 27, 1995, the District Court made factual findings regarding the role of the State and other State defendants (the "State") in connection with the creation and maintenance of the dual school system, but found no legal basis for imposing liability. On September 3, 1996, the Court of Appeals, based on the District Court's factual findings, held the State defendants liable under 42 USC (S)1983 and the Equal Educational Opportunity Act, 20 USC (S)(S)1701, et seq., for the unlawful dual school system, because the State, inter alia, had taken no action to force the school district to desegregate despite its actual or constructive knowledge of de jure segregation. By Order dated October 8, 1997, the District Court held that vestiges of the prior segregated school system continued to exist and that, based on the State's conduct in creating and maintaining that system, the State is liable for eliminating segregation and its vestiges in Yonkers and must fund a remedy to accomplish that goal. Yonkers presented a proposed educational improvement plan ("EIP II") to eradicate these vestiges of segregation. The October 8, 1997 Order of the District Court ordered that EIP II be implemented and directed that, within 10 days of the entry of the Order, the State made available to Yonders $450,000 to support planning activities to prepare the EIP II budget for 1997-98 and the accompanying capital facilities plan. A final judgment to implement EIP II was entered on October 14, 1997. The State intends to appeal that judgment. Additionally, the Court adopted a requirement that the State pay to Yonkers $9 million as its pro rata share of the funding of EIP I for the 1996-97 school year. The requirement for State funding of EIP I has not yet been reduced to an order.

     CONTRACT AND TORT CLAIMS. In Inter-Power of New York, Inc. v. State of New York, commenced November 16, 1994 in the Court of Claims, plaintiff alleges that by reason of the failure of the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, plaintiff was unable to complete by the projected completion date a cogeneration facility, and thereby suffered damages. The parties have agreed to settle this case for $29 million.

     NEW YORK CITY. The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

     After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderating job growth and wage increases.

     For each of the 1981 through 1997 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the laws of the State, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects a surplus in the 1998 fiscal year, before discretionary transfers and substantial budget gaps for each of the 1999
through   2001 fiscal years. The City is required to submit its financial plans to review bodies, including the New York State Financial Control Board ("Control Board").

     The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants in the City's 1996 fiscal year which could have additional adverse effects on the City's cash flow or revenues.

     The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1997 through 2000 fiscal years (the "1997-2000 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporation ("HHC") to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.0 billion of general obligation bonds and $7.3 billion of bonds to be issued by the proposed New York City Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes and Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the proposed Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned capital and operating expenditures. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     On November 25, 1997, the City submitted to the Control Board the Financial Plan for the 1998 through 2001 fiscal years, which relates to the City, Board of Education ("BOE") and the City University of New York ("CUNY"). The Financial Plan is a modification to the financial plan submitted to the Control Board on June 10, 1997 (the "June Financial Plan").

     1998 FISCAL YEAR. The June Financial Plan identified actions to close a previously projected budget gap for the 1998 fiscal year. The proposed actions in the June Financial Plan for the 1998 fiscal year included (i) agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999.

     The 1998-2001 Financial Plan published on November 25, 1997 reflects actual receipts and expenditures and changes in forecast revenues and expenditures since the June Financial Plan. The 1998-2001 Financial Plan projects revenues and expenditures for the 1998 fiscal year balance in accordance with GAAP, and projects gaps of $1.2 billion, $2.7 billion and $2.6 billion for the 1999, 2000, and 2001 fiscal years, respectively. Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $318 million, $297 million, $210 million and $226 million in the 1998 through 2001 fiscal years;
(ii) an increase in sales tax revenues of $150 million, $272 million, $177 million and $101 million in the 1998 through 2001 fiscal years, respectively, resulting from the State adopting a smaller sales tax reduction than previously assumed; (iii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1998 through 2001 fiscal years, reflecting the State adopted budget; (iv) a reduction in projected debt service expenditures totaling $92 million, $69 million, $49 million and $55 million, and reduced pension costs of $9 million, $39 million, $36 million and $31 million, in the 1998 through 2001 fiscal years, respectively; (v) a $70 million increase in expenditures of BOE in the 1998 fiscal year; and (vi) an increase in expenditures of between $192 million and $216 million in each of the 1998 through 2001 fiscal years, reflecting additional agency spending and costs for the City's proposed drug initiative. The 1998-2001 Financial Plan also includes a proposed discretionary transfer in the 1998 fiscal year of an additional $240 million of debt service due in the 1999 fiscal year for budget stabilization purposes. Subsequently, the City modified its expense budget for the 1998 fiscal year to reflect the changes made in the 1998-2001 Financial Plan and an additional $20 million of spending not included in the 1998-2001 Financial Plan, primarily for the City's proposed drug initiative. The increased spending was offset by reducing the proposed discretionary transfer in the 1998 fiscal year of debt service due in the 1999 fiscal year from $240 million to $214 million.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $166 million and $494 million in the 2000 and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and the extension of $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $385 million, $175 million, and $170 million in the 1999, 2000 and 2001 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     The Governor released the 1998-1999 Executive Budget on January 20, 1998, which will be considered for adoption by the State Legislature. The nature and extent of the impact on the City of the State budget, when adopted, is uncertain, and no assurance can be given that the State actions included in the State adopted budget may not have a significant adverse impact on the City's budget and its Financial Plan.

     The projections for the 1998 through 2002 fiscal years reflect the costs of the settlements and arbitration awards with the United Federation of Teachers ("UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units which together represent approximately two-thirds of the City's workforce, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. The settlement and arbitration awards provide for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11 % by the end of the five year period covered by the agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements for all City-funded employees would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. There can be no assurance that the City will reach an agreement with the unions that have not yet reached a settlement with the City on the terms contained in the Financial Plan. The Financial plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     In addition, Moody's and S&P have on several occasions lowered their ratings of New York State and City debt obligations. On July 10, 1995, S&P revised its rating of the City's General Obligation Bonds downward due to softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancing, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections on additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A. Moody's ratings on New York City's bonds currently are Baa1.

     Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdraw entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the Bonds.

REPURCHASE AGREEMENTS

     Securities held by the Funds may be subject to repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon rate is unrelated to the interest rate on that security. Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks. Where the securities underlying a repurchase agreement are not U.S. Government securities, they must be of the highest quality at the time the repurchase agreement is entered into (e.g., a long- term debt security would be required to be rated by S&P as "AAA" or its equivalent). While the maturity of the underlying securities in a repurchase agreement transaction may be more than one year, the term of the repurchase agreement is always less than thirteen months. The maturities of the underlying securities will have to be taken into account in calculating the Fund's dollar-weighted average portfolio maturities if the seller of the repurchase agreement fails to perform under such agreement. In these transactions, the securities acquired by each Fund are held by the Fund's custodian bank until they are repurchased. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. Repurchase agreements are considered to be loans under the 1940 Act, as amended, collateralized by the underlying securities.

     Repurchase agreements may involve certain risks. If the seller in the transaction becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code, recent amendments to the Code permit the Funds to exercise a contractual right to liquidate the underlying securities. However, if the seller is a stockbroker or other entity not afforded protection under the Code, an agency having jurisdiction over the insolvent entity may determine that a Fund does not have the immediate right to liquidate the underlying securities. If the seller defaults, a Fund might incur a loss if the value of the underlying securities declines. A Fund may also incur disposition costs in connection with the liquidation of the securities. While the Funds' management acknowledges these risks, it is expected that they can be controlled through selection criteria established by the Board of Trustees and careful monitoring procedures. Income from repurchase agreements is taxable.

LOANS OF PORTFOLIO SECURITIES

  Portfolio securities of the Cash Management, Government and New York Tax- Free Funds may be lent to brokers, dealers and financial institutions if collateral, in the form of cash, U.S. Government securities, or other liquid high grade debt obligations, including letters of credit, equal to at least 100% of the current market value of the securities loaned (including accrued dividends and interest thereon) plus the interest payable with respect to the loan is maintained by the borrower with the lending Fund in a segregated account maintained by a custodian. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities which the lending Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof which is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the lending Fund an amount equal to any accrued income on those securities, and that Fund may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Fund will not lend securities having a value which exceeds 33 1/3 % of the current value of its total assets. There may be a risk of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. Loans of securities will be subject to termination at the lender's or the borrower's option. Each Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, its investment adviser or distributor.

VARIABLE RATE DEMAND NOTES

     The Cash Management Fund may from time to time buy variable rate demand notes issued by corporations, bank holding companies, financial institutions and government agencies and instrumentalities (but only in the case of taxable securities). These securities will typically have a maturity in the 5-20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically 30 days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a bank. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing market rate for securities with a 7-day maturity.

VARIABLE RATE MASTER DEMAND NOTES

     The obligations which the Cash Management Fund and Government Fund may buy include variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by these Funds at varying rates of interest pursuant to direct arrangements between the Funds, as lenders, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from which the notes will be purchased, except that in the case of the Government Fund the issuer must be a Federal agency or instrumentality. However, in connection with such purchases and on an ongoing basis, the Adviser will continually monitor the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Funds' Prospectus for all other debt obligations.


     OTHER MUTUAL FUNDS. The Funds may invest in shares of other open-end management investment companies that are money market funds reasonably believed to comply with Rule 2a-7 under the Investment Company Act of 1940, subject to the limitations of the Investment Company Act of 1940 and subject to such investments being consistent with the overall objective and policies of the Fund, provided that any such purchases will be limited to shares of unaffiliated investment companies. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

     The investment objective of each of the Funds and related policies and activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of shareholders. See "Shares of Beneficial Interest" in this SAI.


                            INVESTMENT RESTRICTIONS

     For each Fund, the following investment restrictions are fundamental policies which may be changed only when permitted by law and approved by the holders of a majority of the outstanding voting securities of that Fund, as described under "Shares of Beneficial Interest" in this SAI.

None of the Funds may:

          (1) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities (the deposit or payment by the Funds of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin);

          (2) underwrite securities of other issuers, except with respect to the New York Tax-Free Fund and to the extent that the purchase of municipal obligations, or other permitted investments, directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting; or

          (3) may invest an amount equal to 10% or more of the value of its net assets in investments which are illiquid (including repurchase agreements and fixed time deposits not subject to withdrawal penalties having maturities of more than seven calendar days).

          (4) issue senior securities, borrow money or pledge or mortgage its assets, except that each Fund may borrow from banks up to 33 1/3% of the current value of the total net assets of that Fund

     ; and

          (5) make loans, except that the each Fund may make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

          The U.S. Treasury Fund may not purchase securities other than direct obligations of the United States Treasury or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the U.S. Treasury Fund which may be invested in the securities of any one issuer of such obligations).

          The Government Fund may not purchase securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements pertaining thereto (there being no limit on the amount of the assets of the Government Fund which may be invested in the securities of any one issuer of such obligations).

          The Cash Management Fund may not:

          (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of the Cash Management Fund in that industry would exceed 25% of the current value of the total assets of the Cash Management Fund, except that the Fund may invest more than 25% of its total assets in bank obligations (including bank obligations subject to repurchase agreements) and except that there is no limitation with respect to investments in obligations of the United States Government, its agencies or instrumentalities;

          (2) invest more than 5% of the current value of the total assets of the Cash Management Fund in the securities of any one issuer (including securities subject to repurchase agreements), other than obligations of the United States Government or its agencies or instrumentalities; or

          (3) write, purchase or sell puts, calls, warrants or options or any combination thereof.

     The New York Tax-Free Fund may not:

          (1) purchase equity securities or other securities convertible into equity securities;

          (2) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in Municipal Obligations (for the purpose of this restriction, industrial development and pollution control bonds shall not be deemed Municipal

     Obligations if the payment of principal and interest on such bonds is the ultimate responsibility of nongovernmental users), obligations of the United States Government, its agencies or instrumentalities, negotiable certificates of deposit or bankers' acceptances;

          (3) purchase or sell real estate (other than municipal obligations or other money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

          (4) invest more than 5% of the current value of the Fund's total assets in the securities of any one issuer, other than obligations of the United States Government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States, except that up to 25% of the value of the New York Tax-Free Fund's total assets may be invested without regard to this 5% limitation; or

          (5) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the New York Tax-Free Fund may enter into stand-by commitments.

          (6) invest less than 80% of its net assets in New York Municipal Obligations except when, in the opinion of the Adviser, it is advisable for the Fund to invest temporarily up to 100% of its total assets in taxable securities to maintain a "defensive" posture because of market conditions.


     The Funds' diversification tests are measured at the time of initial purchase, and calculated as specified in Rule 2a-7 of the Investment Company Act of 1940, which may allow the Funds to exceed the limits specified in this Prospectus for certain securities subject to guarantees or demand features. The Funds will be deemed to satisfy the maturity requirements described in this Prospectus to the extent that the Funds satisfy Rule 2a-7's maturity requirements. The definition of issuer for purposes of these investment restrictions is the same as that described under "Investment Policies" in this SAI for the purpose of diversification under the 1940 Act.

     It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law, the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in the net or total assets of a Fund, in the securities rating of the investment, or any other later change.

                                  MANAGEMENT

Trustees and Officers

     The principal occupations for the past five years of the Trustees and executive officers of the Trust are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. No Trustee is deemed to be an "interested person" of the Trust for purposes of the Investment Company Act of 1940, as amended.

JOHN P. PFANN, Trustee - age 69, Captains Walk, Marina Cove, Palm Coast, Florida
     32137. Chairman and President, JPP Equities, Inc.1982 to 1995; Trustee, HSBC Mutual Funds Trust.

ROBERT A. ROBINSON, Trustee - age 73,  251 Laurel Road, New Canaan, Connecticut
     06840.
     Trustee, Henrietta and E. Frederick H. Bugher Foundation; Trustee, U.S.T. Master Funds, Inc. and U.S.T. Master Tax-Exempt Funds, Inc. (mutual funds); Trustee, HSBC Mutual Funds Trust.

WOLFE J. FRANKL, Trustee - 78,  Gooseneck Lane, Charlottesville, Virginia 22901.
     Trustee, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., and Excelsior Institutional Funds, Inc. (mutual funds); Director, Deutsche Bank Financial, Inc.; Director, The Harbus Corporation; Trustee, HSBC Mutual Funds Trust.

HARALD PAUMGARTEN, Chairman of the Board of Trustees - age 60, 405 Lexington
     Ave., New York, NY 10174; Managing Director, Adirondack Capital Group 1997 -to present; President, Paumgarten and Company 1991-1997; Advisory Managing Director, Lepercq de Neuflize & Co. Incorporated 1993 to 1995; Director, Price Waterhouse AG 1992 to 1993; Trustee, HSBC Mutual Funds Trust.

RICHARD J. LOOS*, Vice Chairman Emeritus- age 65, 97 Southport Wood Drive,
     Southport, CT 06490.

WALLY GRIMM, President - Executive Vice President, Fund Services Division of
     BISYS Fund Services, Inc., June, 1992 to Present.

ERIC ALMQUIST, Senior Vice President - Senior Marketing Strategist, Fund
     Services Division of BISYS Fund Services, Inc., August, 1996 to Present; Director of Process Management, Coopers & Lybrand L.L.P. from 1994 to 1996. Vice President, The Dreyfus Service Corporation, from 1988 to 1994.

CHARLES BOOTH, Vice President - Chief Compliance Officer and Vice President of
     Fund Administration, Fund Services Division of BISYS Fund Services, Inc., 1988 to Present.

ANTHONY FISCHER , Vice President -  Client Services, Fund Services Division of
     BISYS Fund Services, Inc., 1998 to present; SEI,  1997-1998.

PAUL T. KANE, Assistant Treasurer - Vice President, Fund Services Division of
              ---------
BISYS Fund Services, Inc., December 1997 to present; Director Shareholder Reporting, Fidelity Accounting and Custody Services, 1985-1997.

STEVEN R. HOWARD, Secretary - 1285 Avenue of the Americas, New York, New York
     10019. Partner, Paul, Weiss, Rifkind, Wharton & Garrison since 4/98, Partner Baker & McKenzie, 1991 to 1998; Secretary, HSBC Mutual Funds Trust.

ALAINA V. METZ, Assistant Secretary - Chief Administrator, Administration and
     Regulatory Services of BISYS Fund Services, Inc., June 1995 to
     Present; Supervisor of Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.


* Mr. Loos has been elected Vice Chairman Emeritus, such appointment was effective May 5, 1998. Mr. Loos is not a voting member of the Board.

     Trustees of the Funds receive from the Funds an annual fee and a fee for attending each meeting of the Trustees and each committee meeting and are reimbursed for all out-of-pocket expenses relating to attendance at meetings


                              COMPENSATION TABLE

                                                                Pension
                                                                   or
                                                               Retirement
                                         Aggregate              Benefits        Estimated
                                        Compensation            Accured           Annual             Total
                                          from the              as Part          Benefits           from the
                                        Money Market            of Fund            Upon               Fund
Compensation                               Funds               Expenses         Retirement          Complex
------------------------------------------------------------------------------------------------------------------
Wolfe J. Frankl, Trustee                  $15,170                0.00              N/A              $28,000
------------------------------------------------------------------------------------------------------------------
Harald Paumgarten, Trustee                $17,040                0.00              N/A              $31,000
------------------------------------------------------------------------------------------------------------------
John P. Pfann, Trustee                    $ 9,501                0.00              N/A              $14,000
------------------------------------------------------------------------------------------------------------------
Robert A. Robinson, Trustee               $16,362                0.00              N/A              $30,000
------------------------------------------------------------------------------------------------------------------
Richard J. Loos,                          $12,973                0.00              N/A              $24,000
Vice Chairman Emeritus

___________

* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998.

          As of the date of this SAI, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund.

INVESTMENT ADVISER

     The Funds retain HSBC Asset Management Americas, Inc. (the "Adviser") to act as the adviser for the Funds. The Adviser is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation) and Marine Midland Bank and is located at 140 Broadway, New York, NY 10005.

     The Advisory Contract provides that the Adviser shall provide over-all investment guidance and policy direction in connection with the management of the Funds. The Adviser has agreed to provide to the Trust, among other things, information relating to money market portfolio composition, credit conditions and average maturity of the portfolio of each Fund. Pursuant to the Advisory Contract, the Adviser also furnishes to the Trust's Board of Trustees periodic reports on the investment performance of each Fund.

     The Adviser has also agreed in the Advisory Contract to provide administrative assistance in connection with the operation of the Funds. Administrative services provided by the Adviser include, among other things (i) data processing, clerical and bookkeeping services required in connection with maintaining the financial accounts and records for the Funds, (ii) compiling statistical and research data required for the preparation of reports and statements which are periodically distributed to the Funds' officers and Trustees, (iii) handling general shareholder relations with Fund investors, such as advice as to the status of their accounts, the current yield and dividends declared to date and assistance with other questions related to their accounts, and (iv) compiling information required in connection with the Funds' filings with the Securities and Exchange Commission ("SEC").

SHAREHOLDER SERVICER ASSISTANT

     The Trust retains the Adviser to act as Shareholder Servicer Assistant of the Funds in accordance with the terms of the Shareholder Servicer Assistance Agreement. Pursuant to the Shareholder Servicer Assistance Agreement, the Adviser (i) assists and trains third-parties who deliver prospectuses and Fund applications, (ii) assists and trains third-parties who assist customers with completing Fund applications, (iii) conducts customer education, reviews Fund written communications and assists third-parties who answer customer questions,
(iv) organizes and conducts investment seminars to enhance understanding of the Fund and its objectives, (v) assists personnel who effect customer purchases and redemptions and (vi) assists and supervises the activities of Participating Organizations. For its services as Shareholder Servicing Agent, the Adviser is paid an annual fee equal to 0.04% of the Trust's average Trust assets.

ADMINISTRATOR

     Pursuant to the Management and Administration Agreement, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, (i) provides administrative services reasonably necessary for the operation of the Trust and the Funds, other than those services which are provided by the Adviser pursuant to the Advisory Contract, (ii) provides the Trust with office space and office facilities reasonably necessary for the operation of the Trust and the Funds, and (iii) employs or associates with itself such persons as it believes appropriate to assist it in performing its obligations under the Management and Administration Agreement.

     The Trust also retains the Adviser to act as Co-Administrator of the Fund in accordance with terms of a Co-Administration Services Contract. Pursuant to the Co-Administration Services Contract, the Adviser (i) manages the Funds' relationship with service providers, (ii) assists with negotiation of contracts with service providers and supervises the activities of those service providers,
(iii) serves as a liaison with Board of Trustees, and (iv) assists with general product management and oversight. For its services as Co- Administrator, the Adviser is paid an annual fee equal to 0.03% of the Trust's average daily net assets.

DISTRIBUTOR

     Shares of each of the Funds are offered on a continuous basis and without sales charges through BISYS Fund Services, which serves as the Distributor pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares.

DISTRIBUTION PLAN AND EXPENSES

     The Funds have adopted a Distribution Plan and related Shareholder Servicing Agreement (the "Plan") pursuant to Rule 12b-1 of the 1940 Act, as amended, after having concluded that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Plan authorizes payments through BISYS Fund Services to broker-dealers or financial institutions for their assistance in distributing Fund shares and otherwise promoting the sale of Fund shares. In addition, the Plan authorizes payments through BISYS Fund Services for the printing and distribution of prospectuses sent to prospective investors, the preparation, printing and distribution of sales literature and expenses associated with media advertisements and telephone services.

     The Plan provides for a monthly payment by each Fund not to exceed an annual rate of 0.20%.

     For the year ended December 31, 1998, the Funds incurred the following amounts in distribution-related fees under the Rule 12b-1 Distribution Plan:

                                                      Printing of
                Compensation to                    Prospectuses and      Retail          Postage and
  Fund              Broker-                           Shareholder       Marketing        Miscellaneous
 Total             Dealers          Advertising        Reports           Program            Expenses
 -----          ---------------     -----------    ----------------     ---------        -------------
Cash
Management          $ 286,571        $      0        $       0           $     0            $     0

Government          $  74,966        $      0        $       0           $     0            $     0

U.S. Treasury       $  14,318        $      0        $       0           $     0            $     0

New York            $  69,919        $      0        $       0           $     0            $     0

     The Plan will continue to be in effect with respect to the Funds from year to year provided such continuance is approved annually by a vote of the Board of Trustees of the Trust and of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("disinterested" Trustees), cast in person at a meeting called for the purpose of voting on such Plan. The Board of Trustees of the Trust and "disinterested" Trustees of the Trust approved the continuance of the Plan at a meeting of the Board of Trustees on January 26, 1999.

ADVISORY AND ADMINISTRATIVE FEES AND EXPENSES

     As compensation for its advisory and administrative services, the Adviser is paid a monthly fee with respect to each Fund at the following annual rates:

     Portion of average daily Co-Administrative
     value of net assets of                           and Shareholder
     each Fund                                Advisory    Servicer Assistance     Total
     ---------                                --------    -------------------     -----
       Not exceeding $500 million............  0.350%            0.070%           0.420%
       In excess of $500 million but
       not exceeding $1 billion..............  0.315%            0.070%           0.385%
       In excess of $1 billion but
       not exceeding $1.5 billion............  0.280%            0.070%           0.350%
       In excess of $1.5 billion.............  0.245%            0.070%           0.315%

     For the year ended December 31, 1998, HSBC earned $850,781, from the Cash Management Fund, $103,714 from the U.S. Treasury Money Market Fund, $324,264 from the Government Money Fund and $300,720 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $610,119, $52,242, $261,302 and $246,732, respectively.

     For the year ended December 31, 1998, as Administrator, BISYS Fund Services earned $353,424 from the Cash Management Fund, $44,449 from the U.S. Treasury Money Market Fund, $138,971 from the Government Money Market Fund and $128,881 from the New York Tax-Free Money Market Fund, net of fee waivers of $231,825, 29,625, 92,625 and 85,897, respectively in administrative services fees.

     For the year ended December 31, 1997, HBSC earned $521,010, from the Cash Management Fund, $47,695 from the U.S. Treasury Money Market Fund, $220,426 from the Government Money Fund and $150,060 from the New York Tax-Free Money Market Fund in advisory fees, net of fee waivers of $0, $0 and $89,496 respectively.

     For the year ended December 31, 1997, as Administrator, BISYS Fund Services earned $184,849 from the Cash Management Fund, $26,260 from the U.S. Treasury Money Market Fund, $72,055 from the Government Money Market Fund and $180,833 from the New York Tax-Free Money Market Fund, net of fee waivers of $92,701, $13,170, $36,135 and $40,537 respectively in administrative services fees.

     For the year ended December 31, 1996, HSBC earned $650,431 from the Cash Management Fund, $85,538 from the U.S. Treasury Money Market Fund, $246,525 from the Government Money Fund and $117,819 from the New York Tax-Free Money Market Fund, net of fee waivers of $37,518, $19,813 $7,113 and $114,950, respectively.

     For the year ended December 31, 1996, as Administrator, BISYS Fund Services earned $172,203 from the Cash Management Fund, $27,410 from the U.S. Treasury Money Market Fund, $61,443 from the Government Money Market Fund and $57,375 from the New York Tax-Free Money Market Fund, net of fee waivers of $92,529, $12,585, $33,383 and $31,528, respectively in administrative services fees. For the two months ended February 29, 1996, PFPC Inc., ("PFPC") BISYS' predecessor, earned $28,418 from the Cash Management Fund, $4,925 from the U.S. Treasury Money Market Fund, $13,247 from the Government Money Fund and $10,370 from the New York Tax Free Money Market Fund, net of fee waivers of $1,496, $259, $697 and $546, respectively in administrative services fees.

HSBC earned co-administration/shareholder servicer assistance fees of 0.07% of each Fund's average net assets totaling $170,156 from the Cash Management fund, $64,853 from the Government Money Market Fund, $20,745 from the U.S. Treasury Money Market Fund and $56,639 from the New York Tax-Free Money Market Fund for the year ended December 31, 1998, all of which were waived.

HSBC earned co-administration/shareholder servicer assistance fees of 0.07% of each Fund's average net assets totaling $129,522 from the Cash Management fund, $50,489 from the Government Money Market Fund, $18,401 from the U.S. Treasury Money Market Fund and $56,639 from the New York Tax-Free Money Market Fund for the year ended December 31, 1997, all of which were waived.

     For the year ended December 31, 1996, the Adviser received, after voluntary waivers, co-administration and shareholder servicing fees of approximately $27,803, $3,797, $11,919 and $9,651, for the Cash Management, U.S. Treasury, Government and New York Tax-Free Funds, respectively. The Adviser waived approximately $113,133, $17,909, $40,142 and $38,111 for the Cash Management, U.S. Treasury, Government and New York Tax-Free Funds, respectively.

     The Adviser may agree in advance not to impose a portion of its fees in the future.

     Except for the expenses paid by the Adviser and BISYS under their respective contracts, the Trust bears all costs of its operations. Expenses directly attributable to each Fund are charged to that Fund. Other expenses of the Trust are allocated among the Funds by the Board of Trustees in a manner which may, but need not, be proportionate in relation to the net assets of each Fund.

     The Advisory Contract, the Co-Administration Agreement, the Distribution Agreement and the Management and Administration Agreement (upon expiration of its initial term ending September 1, 1999) will continue in effect with respect to each Fund from year to year provided such continuance is approved annually
(i) by the holders of a majority of the outstanding voting securities of that Fund or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to such contracts or "interested persons" (as defined in the 1940 Act) ("disinterested" Trustees) of any such party. Each contract may be terminated with respect to the Trust at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice, except in the case of the Management and Administration Agreement, which requires written notice of non-renewal given at least 90 days prior to expiration of the then current term. The Contracts shall terminate automatically in the event of their assignment (as defined in the 1940 Act).

     The Board of Trustees of the Trust and the "disinterested" Trustees of the Trust approved the continuance of each Fund's Advisory Contract, the Distribution Agreement and the Co-Administration Agreement at a meeting of the Board of Trustees on January 26, 1999.

                             CALCULATION OF YIELDS
                          AND PERFORMANCE INFORMATION

     From time to time, the Funds quote current yield based on a specific seven calendar day period. The yield may be used in advertisements and marketing material. Each of the Money Market Funds calculates a seven day yield by determining the "net change in value" (exclusive of capital changes) of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent.

     The Money Market Funds may also advertise an effective yield based on a specific seven-day period, carried to the nearest hundredth of one percent, which is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

     For calculating yield and effective yield, "net change in value" of an account will consist of the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation), less applicable expenses.

     The New York Tax-Free Fund may from time to time advertise tax equivalent yields. Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified seven-day period assuming a reinvestment of all dividends paid during such period. The equivalent yield is calculated by dividing that portion of the New York Tax-Free Fund's effective yield (calculated in the manner described above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     Thirty-day yields for the Funds may also be advertised from time to time and are calculated by using a method known as "semi-annual compounding." Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

          Where:  yield = 2[(a-b) + 1)/6/ - 1]

                             cd

          a = dividends and interest earned during the period, including the amortization of market premium or accretion of market discount.

          b =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

     For the 7-day period ending December 31, 1998 the yield and effective yields were:

                                          7-Day Yield     Effective Yield
     Cash Management Fund                      5.31             5.45

     Government Money Market Fund              5.02             5.14

     U.S. Treasury Money Market Fund           4.99             5.11

     New York Tax-Free Fund                    3.26             3.32

     From time to time, in marketing pieces and other Fund literature, each Fund's or the Funds' total performance may be compared to the performance of broad groups of comparable funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Funds. Sources for Fund performance information may include, but are not limited to, the following:

     Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

     Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

     Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

     Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

     Financial Times, Europe's business newspaper, which from time to time features articles on international or country-specific funds.

     Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

     Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

     Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds investing internationally.

     Lipper Analytical Services, Inc.'s Mutual Fund Performance
     Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

     Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

     New York Times, a nationally distributed newspaper which regularly covers financial news.

     Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

     Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

     Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                  DETERMINATION OF NET ASSET VALUE

     As indicated under "Determination of Net Asset Value" in the Funds' Prospectus, the Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which a Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of a Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in securities determined by the Trust's Board of Trustees to be "eligible securities" as defined by Rule 2a-7 and to present minimal credit risks. Pursuant to Rule 2a-7, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of each Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of each Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.


                       PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The policy of each Fund of investing in securities with short maturities has resulted in high portfolio turnover.

     Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities and Municipal Obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Funds primarily consists of dealer spreads and underwriting commissions and, since June 4, 1982 (commencement of operations), the Trust has paid no brokerage commissions. Under the 1940 Act, persons affiliated with the Trust or the Adviser are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. The Funds may purchase Municipal Obligations from underwriting syndicates of which an affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act.

     The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms.


                              EXCHANGE PRIVILEGE

     Shareholders who have held all or part of their shares in a Fund for at least seven days may exchange those shares for shares of any of the other portfolios of the Trust and HSBC Mutual Funds Trust which are available for sale in their state. Shareholders who exchange shares of any Fund for shares of any HSBC Mutual Fund will be subject to a sales load. For further information about the sales load, please see a prospectus for any of the HSBC Mutual Funds.

     Before effecting an exchange, shareholders should review the Prospectus for the portfolio in which they intend to invest. Exercise of the exchange privilege is treated as a redemption for Federal and New York State and City income tax purposes and, depending on the circumstances, a gain or loss may be recognized in the case of a Fund that has not maintained a constant net asset value per share.

  The exchange privilege may be modified or terminated upon sixty (60) days' prior written notice to shareholders. Although initially there will be no limit on the number of times a shareholder may exercise the exchange privilege, the Trust reserves the right to impose such a limitation. Call or write the Trust for further details.

                                  REDEMPTIONS

     Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions. The Trust may suspend the right of redemption during any period when (i) trading on the New York Stock Exchange is restricted or that Exchange is closed, other than customary weekend and holiday closings, (ii) the Securities and Exchange Commission has by order permitted such suspension or (iii) an emergency exists making disposal of portfolio securities or determination of the value of the net assets of the Trust not reasonably practicable.

     If a Fund does not maintain a constant net asset value per share, the proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for Federal and New York State and City income tax purposes.

     A shareholder's account with a Fund remains open for at least one year following complete redemption and all costs during the period will be borne by the Trust. This permits an investor to resume investments in that Fund during the period in an amount of $50 or more.

     To be in a position to eliminate excessive stockholder expense burdens, the Trust reserves the right to adopt a policy pursuant to which it may redeem upon not less than 30 days' notice shares of a Fund in an account which has a value below a designated amount. However, any shareholder affected by the exercise of this right will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

     Although it would not normally do so, the Trust has the right to pay the redemption price in whole or in part in securities of the Funds' portfolio as prescribed by the Trustees. When a shareholder sells portfolio securities received in this fashion he would incur a brokerage charge. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act, as amended. Under that rule, the Trust must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of a Fund's net asset value at the beginning of such period.


                             FEDERAL INCOME TAXES

     Each Fund has elected and qualified to be treated as a regulated investment company during 1998 and intends to continue to so qualify by complying with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies so that it will not be subject to Federal income tax on its net investment income and net realized capital gains that are distributed to shareholders in accordance with the timing requirements of the Code.

     In order to so qualify, each Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to loans of stock and securities and gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency and; (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other stocks and securities limited, in the case of other stocks or securities for purposes of this calculation, in respect of any one issuer, to an amount not greater than 5% of its assets or 10% of the voting stocks or securities of the issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government stocks or securities and securities of other regulated investment companies).

     Each portfolio within the Trust will be separate for investment and accounting purposes and will be treated as a separate taxable entity for Federal income tax purposes. Provided that each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise taxes.

     Each Fund will be subject to a 4% non-deductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary income (excluding long and short-term capital gain income) for the calendar year; plus
(b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) any ordinary income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to the Fund during such year. Each Fund intends to distribute to its shareholders each year an amount sufficient to avoid the imposition of such excise tax.

     Dividends are not expected to qualify for the dividends-received deduction available to corporations. As to the tax treatment of redemptions, see "Redemptions" above.

     Each Fund is required to report to the Internal Revenue Service (the "IRS") all distributions of taxable dividends and of capital gains. Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends (including capital gain dividends) paid to non-corporate shareholders who have not furnished the Fund with a correct taxpayer identification number and made certain required certifications or who have been notified by the IRS that they are subject to backup withholding. In addition, the Trust may be required to withhold Federal income tax at a rate of 31% if it is notified by the IRS or a broker that the taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described in the Prospectus whether made in shares or in cash. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions will also be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Different tax treatment is accorded to accounts maintained as IRAs, including a penalty on early distributions. Investors should consult their tax advisers for more information.

     Under the laws of certain states, distributions of net investment income are taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if received directly by the resident of such state, would be exempt from such state's income tax.

     The amount of capital gains, if any, realized in any given year will result from sales of securities made with a view to the maintenance of a portfolio believed by each Fund's management to be most likely to attain such Fund's objective. Such sales, and any resulting gains or losses, may therefore vary considerably from year to year.

     A Fund's use of equalization accounting, if such method of tax accounting is used for any taxable year, may affect the amount, timing and character of its distributions to shareholders.

Special Tax Considerations for the New York Tax-Free Fund

     The New York Tax-Free Fund also intends to qualify to pay "exempt-interest dividends" within the meaning of the Code by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of Municipal Obligations. Dividends derived from interest on Municipal Obligations that constitute exempt-interest dividends will not be includable in gross income for Federal income tax purposes and exempt interest dividends derived from interest on New York Municipal Obligations will not be includable in gross income for Federal income tax purposes or subject to New York State or City personal income tax.

     However, as described in the Fund's Prospectus, if the New York Tax-Free Fund invested in Municipal Obligations and New York Municipal Obligations that are private activity bonds, some portion of exempt-interest dividends paid by the New York Tax-Free Fund would be treated as an item of tax preference for purposes of the Federal alternative minimum tax on individuals and corporations. In addition, a portion of original issue discount relating to stripped Municipal Obligations and their coupons may be treated as taxable income under certain circumstances, as will income from repurchase agreements and securities loans.

     Exempt-interest dividends received by corporations which hold shares of the New York Tax-Free Fund will be part of the "adjusted current earnings" of such corporations, and will increase the "alternative minimum taxable income" of such corporations for purposes of the alternative minimum tax on corporations.

     Interest on debt incurred to purchase or carry shares in the New York Tax-Free Fund may not be deductible for federal income tax purposes. Property and casualty insurance companies will be required to reduce their deductions for "losses incurred" by a portion of the exempt-interest dividends they receive from the New York Tax-Free Fund.

     The portion of the income from the New York Tax-Free Fund derived from bonds with respect to which a holder is a "substantial user" will not be tax-exempt in the hands of such user.

     The New York Tax-Free Fund will determine the portion of any distribution that will qualify as an exempt-interest dividend based on the proportion of its gross income derived from interest on Municipal Obligations over the course of the Fund's taxable year. Therefore, the percentage of any particular distribution designated as an exempt-interest dividend may be substantially different from the percentage of the New York Tax-Free Fund's gross income derived from interest on Municipal Obligations for the period covered by the distribution.

     Opinions relating to the validity of Municipal Obligations (including New York Municipal Obligations) and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel for each issue at the time of issuance. Neither the Trust nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

     The New York Tax-Free Fund may obtain put rights with respect to certain of their Municipal Obligations. The IRS has issued published and private rulings concerning the treatment of such put transactions for Federal income tax purposes. Since these rulings are ambiguous in certain respects, there can be no assurance that the Fund will be treated as the owner of the Municipal Obligations subject to the puts or that the interest on such obligations received by the Fund will be exempt from Federal income tax (and New York State and City personal income tax in the case of New York Municipal Obligations). If the Fund is not treated as the owner of the Municipal Obligations subject to the puts, distributions of income derived from such obligations will be taxed as ordinary income. The Fund anticipates that, in any event, it will remain qualified to pay exempt-interest dividends with respect to interest derived from other obligations in its portfolio.

  Shareholders should consult their own tax advisers with respect to the tax status of distributions from the New York Tax-Free Fund, and redemptions of Fund shares, in their own states and localities. Shareholders who are not United States persons should also consult their tax advisers as to the potential application of foreign and U.S. taxes, including a 30% U.S. withholding tax (or lower treaty rate) on dividends representing ordinary income to them.


                         SHARES OF BENEFICIAL INTEREST

  The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of four series representing four portfolios of the Trust.

  All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class is required by law or where the matter involved affects only one class. As used in the Money Market Funds Prospectus and in this SAI, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of trustees and ratification of independent auditors), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority," when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund), means the vote of the lesser of
(i) 67% of the shares of a Fund represented at a meeting if the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

  Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

  Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

  At _______________________, no person owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of any Fund, except as set forth below:

SHARES HELD & PERCENT OF CLASS

NAME & ADDRESS OF         CASH      GOVERNMENT    U.S. TREASURY      NEW YORK
HOLDER OF RECORD       MANAGEMENT      FUND           FUND        TAX-FREE FUND
-------------------    ----------    --------      ----------     -------------
BANK OF OKLAHOMA                                     4,891,365
TULSA, OK 74192                                         18.688%

MARINE MIDLAND BANK    36,514,584   45,464,531      10,653,524      20,607.513
BUFFALO, NY 14240          18.577%      64.584%         40.703%         26.358%

CHEMICAL BANK                        7,016,252
NEW YORK, NY 10017                       9.966%

BISYS FUND SERVICES    62,403,957                    1,963,622      20,789,243
COLUMBUS, OH 43219         31.749%                       7.502%         26.590%

TOTAL SHARES
OUTSTANDING           196,549,361   70,395,253      26,173,454      78,181,736
                      ===========   ==========      ==========      ==========


  The aforementioned shares were held on behalf of various customer accounts of the holders of record. Marine Midland and BISYS Fund Services have informed the Trust that they were not the beneficial owners of any of the shares each held of record. The Trust does not know the extent to which the other holders of record were beneficial owners of the shares indicated.


                           CUSTODIAN, TRANSFER AGENT
                           AND FUND ACCOUNTING AGENT

  The Bank of New York has been retained to act as custodian for the Money Market and New York Tax-Free Funds pursuant to a Custodian Agreement. The Bank of New York's address is 90 Washington Street, New York, New York 10286. Under the Custodian Agreement, the Custodian maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each such Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each such Fund; pays all expenses of the Funds; receives and pays out cash for purchases and redemptions of shares of each such Fund and pays out cash if requested for dividends on shares of each such Fund. Under the Custodian Agreement, the Trust has agreed to pay the Custodian for furnishing custodian services a fee with respect to each Fund for certain transaction charges and out-of-pocket expenses.

  The Board of Trustees has authorized the Bank of New York in its capacity as custodian of the Funds to enter into Subcustodian Agreements with banks that qualify under the 1940 Act to act as subcustodians with respect to certain variable rate short-term tax-exempt obligations in each Fund's portfolio.

  BISYS Fund Services, Inc. (the "Transfer Agent") has been retained by the Trust to act as transfer agent and dividend disbursing agent for the Funds. Under the Agency Agreement, BISYS Fund Services, Inc. maintains an account in the name of each stockholder of record in each Fund reflecting purchases, redemptions, daily dividend accruals and monthly dividend disbursements, processes purchase and redemption requests, issues and redeems shares of each Fund, addresses and mails all communications by the Trust to its shareholders, including financial reports, other reports to shareholders, dividend and distribution notices, tax notices and proxy material for its shareholder meetings, and maintains records for the foregoing services. Under the Agency Agreement, each Fund has agreed to pay BISYS Fund Services, Inc. $15.00 per account and subaccount (whether maintained by BISYS Fund Services, Inc. or a correspondent bank) per annum. In addition, the Funds have agreed to pay BISYS Fund Services, Inc. certain transaction charges, wire charges and out-of-pocket expenses incurred by BISYS Fund Services, Inc.

  For the year ended December 31, 1998, BISYS received fees under the Agency Agreement of $180,920, $44,186, $43,337 and $52,935 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds, respectively.

  For the year ended December 31, 1997, BISYS received fees under the Agency Agreement of $140,855, $50,378, $37,460 and $60,684 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds, respectively.

  For the year ended December 31, 1996, BISYS received fees under the Agency Agreement of $156,481, $57,901, $43,780, and $46,013 from the Cash Management, Government, U.S. Treasury, and New York Tax-Free Funds, respectively and PFPC Inc. received fees of $34,252, $9,348, $4,337 and $8,097 from the Cash Management, Government, U.S. Treasury and New York Tax-Free Funds.

  In addition, BISYS Fund Services, Inc provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for each Fund, maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Fund's custodian, affirmation to the Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Fund's custodian of all daily trade activity.

                             INDEPENDENT AUDITORS

  The Board of Trustees of the Trust approved the continuation of Ernst & Young LLP as the Trust's independent auditors on January 26, 1999. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of Securities and Exchange Commission filings. Ernst & Young LLP's address is 787 Seventh Avenue, New York, New York 10019.

                                 FUND COUNSEL

  Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel to the Funds and also from time to time provides advice to the Adviser in its capacity as investment adviser to the Funds.

                             FINANCIAL STATEMENTS

  The financial statements appearing in the most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Ernst & Young LLP, are incorporated by reference in this Statement of Additional Information. The Annual Report to shareholders which contains the referenced statements, are available upon request and without charge by calling 1-800-634-2536.

                           PART C. OTHER INFORMATION

Item 23.    Exhibits:

            Exhibit
            Number             Description
            ------             -----------

             **(a)       --    Amended and Restated Declaration of Trust.

            ***(b)       --    By-Laws of Registrant.

               (c)       --    Not applicable

               (d)       --    Advisory Contract between Registrant and HSBC
                               Asset Management Americas, Inc.

          **(h)(1)       --    Administrative Services Contract between
                               Registrant and BISYS Fund Services.

          **(h)(2)       --    Administration and Accounting Services
                               Agreement between Registrant and BISYS Fund
                               Services.

          **(h)(3)       --    Co-Administration Services Contract between
                               HSBC Asset Management Americas Inc. and
                               Registrant, dated November 1, 1994

             **(e)       --    Distribution Agreement between Registrant and
                               BISYS Fund Services dated January 1, 1996.

               (f)       --    None

             **(g)       --    Custodian Agreement between Registrant and The
                               Bank of New York.

            **(h4)       --    Transfer Agency Agreement between Registrant and
                               BISYS Fund Services

            **(h5)       --    Shareholder Servicer Assistance Agreement between
                               the Registrant and HSBC Asset Management Amerias
                               Inc. dated April 29, 1997.

            **(h6)       --    Service Organization Agreement between Registrant
                               and Bank of Oklahoma, dated October 25, 1994

            **(h7)       --    Fund Accounting Agreement between Registrant and
                               BISYS Fund Services

           ****(i)       --    Consent of Paul, Weiss, Rifkind, Wharton &
                               Garrison, counsel to Registrant.


           ****(j)       --    Consent of Ernst & Young LLP, independent
                               auditors.

                 K       --    Not applicable

                 L       --    Not applicable

               **m1      --    Rule l2b-l Distribution Plan

              ***m2      --    Rule 12b-1 Shareholder Servicing Agreement
                               between Registrant and BISYS Fund Services, Inc.

              ***m3      --    Distributor's Selected Dealer Agreement.

            ****(n)      --    Financial Data Schedules

     __________

*        Previously filed and incorporated by reference.
** Filed with Post-Effective Amendment No. 18 to the Trust's Registration Statement on April 28, 1997 and incorporated by reference.

*** Filed with Post-Effective Amendment No. 19 to the Trust's Registration Statement on April 30, 1998 and incorporated by reference.
****     To be filed by Post-Effective Amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.
         -------------------------------------------------------------

         None.

Item 25. Indemnification.
         ---------------

         Reference is made to Article IV of Registrants By-Laws and paragraphs 9 and 10 of the Distribution Contract.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          The Registrant has in force a National Union Fire Insurance Company Directors and Officers Liability Policy which covers all present and future directors and officers of Registrant against loss arising from any civil claim or claims by reason of "any breach of duty, neglect, error, misstatement, misleading statement, omission or act done or wrongfully attempted" while acting as trustees or officers of the Registrant. The period of insurance under the present policy is for the one-year period ending August 1, 1999. The policy covers 100% of the excess of $100,000 up to an annual aggregate limit of $10,000,000 of any losses including legal and other expenses in connection with any claim.

Item 26.  Business and Other Connections
          of Investment Adviser
          ------------------------------

          HSBC Asset Management Americas Inc. also serves as the investment adviser to HSBC Mutual Funds Trust.

Item 27.  Principal Underwriter
          ---------------------

          (a) BISYS Fund Services is Sponsor and Distributor for HSBC Funds Trust and HSBC Mutual Funds Trust ("HSBC Trusts"). BISYS also acts as Distributor to a number of other registered investment companies not affiliated with HSBC Trusts.

          (b) Officers and Directors

              Name and              Positions and        Positions and
          Principal Business        Offices with          Offices with
               Address               Registrant           Underwriter
          ------------------        -------------        -------------
          BISYS Fund Service, Inc.       None         Sole General Partner
          3435 Stelzer Road
          Columbus, OH 43219

          WC Subsidiary Corporation      None         Sole Limited Partner
          150 Clove Road
          Little Falls, New Jersey 07424

          (c) Not applicable.

Item 28.  Location of Accounts and Records
          --------------------------------

          All accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

          (1) Records relating to management and advisory functions:
                  HSBC Asset Management Americas Inc.
                  250 Park Avenue
                  New York, NY 10177

          (2) Records relating to administration and distribution functions:
                  BISYS Fund Services
                  3435 Stelzer Road
                  Columbus, OH 43219

          (3) Records relating to fund accounting and transfer agency functions:
                  BISYS Fund Services
                  3435 Stelzer Road
                  Columbus, OH 43219

          (4) Records relating to custodial functions:
                  Bank of New York
                  90 Washington Street
                  New York, NY 10286

Item 29.  Management Services
          -------------------

          Not applicable.

Item 30.  Undertakings
          ------------

          (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a Trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

          (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that Section applied to the Registrant.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to Shareholders upon request without charge.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post Effective Amendment No.20 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on February 26, 1999.


                                HSBC FUNDS TRUST
                                  (Registrant)

                                                  By: /s/
                                                  ---------------------------

                                                  Walter Grimm, President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                              Date
---------                   -----                              ----


/s/ Walter Grimm            President                          February 26, 1999
------------------------
Walter Grimm


                            Vice President
/s/ Anthony Fisher
------------------------
Anthony Fisher                                                 February 26, 1999



*   WOLFE J. FRANKL         Trustee                            February 26, 1999
------------------------
Wolfe J. Frankl



*  HARALD PAUMGARTEN        Trustee                            February 26, 1999
------------------------
Harald Paumgarten



*   JOHN P. PFANN           Trustee                            February 26, 1999
------------------------
John P. Pfann



*  ROBERT A. ROBINSON       Trustee                            February 26, 1999
------------------------
Robert A. Robinson


* Pursuant to Power of Attorney filed with Post-Effective Amendment No. 17 to Registration Statement Nos. 33-1312 and 811-4453.